UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10067

Eaton Vance Variable Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders

Annual Report December 31, 2007

EATON VANCE
VT
FLOATING-
RATE
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs including management fees, distribution or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed annual rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy ("variable contracts") (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of owning different funds. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Floating-Rate Income Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual	$1,000.00	$986.70	$5.71
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,019.50	$5.80

* Expenses are equal to the Fund's annualized expense ratio of 1.14% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. Expenses shown do not include insurance-related charges.

4

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

ManagEMEnt’s DisCussion of funD PERFORMANCE

Scott H. Page, CFA

Co-Portfolio Manager

Craig R. Russ, CFA

Co-Portfolio Manager

Economic and Market Conditions

•        The loan market underwent an unprecedented price dislocation in the second half of 2007, during which loan prices fell, on average, approximately 4-5%. The decline began as a reaction to the unrelated but growing subprime problem. The decline was further compounded by technical pressures, as significant new loan supply faced weakening demand from loan investors, who pulled back in the face of falling prices. As the subprime problems widened, their impact on the economy became a growing concern and added further pressure on the bank loan market.

•        Management believes that the fundamentals of the asset class remain sound. According to Standard & Poor’s Leveraged Commentary and Data, the lagging 12-month default rate remained at a historical low of 0.24%, by principal, at December 31, 2007. Further, in the second half of 2007, public filers in the S&P/LSTA Leveraged Loan Index continued to perform well. Credit losses for the year were minimal. Many loan market participants believe that credit defaults may revert, over time, to the mean of approximately 3%, which management believes is consistent with the historical performance of this asset class.

Management Discussion

•        The Fund’s investment objective is to seek to provide a high level of current income. To do so, the Fund invests primarily in senior floating rate loans (“Senior Loans”). The Fund normally invests at least 80% of its net assets in income producing floating rate loans and other floating rate debt securities.

•        The Fund’s investments included senior loans to 477 borrowers spanning 39 industries at December 31, 2007, with an average loan size of 0.20% of total investments, and no industry constituting more than 10% of total investments. Health care, business equipment and services, chemicals and plastics, publishing, and cable and satellite television were the largest industry weightings. The Fund is diversified in terms of industry, market and geography – a strategy management believes may help the Fund weather an economic downturn.

•        The Fund had a less than 1% exposure to home builders during the period. Home builders have struggled in the recent economic climate; however, management believes that these loans may benefit from the security and collateral that back these exposures. The Fund did not have any direct exposure to subprime or prime mortgage lenders during the period ended December 31, 2007.

•        The Fund’s net asset value reflected the market correction, declining in July and August, before temporarily rebounding slightly in September and October. The Fund’s net asset value fell again toward year-end, as the dimensions of the credit crisis widened.

Eaton Vance Vt floating-rate income fund Total return Performance 12/31/06 – 12/31/07
The Fund - at Net Asset Value (NAV)(1)	1.62%
S&P/LSTA Leveraged Loan Index(2)	2.02%

(1)

There is no sales charge. Insurance-related charges are not included in the calculations of returns. Such expenses would reduce the overall returns shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

(2)

It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The S&P/LSTA Leveraged Loan Index is an unmanaged loan market index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•        Effective January 30, 2008, Andrew Sveen assumed portfolio management responsibilities for Eaton Vance VT Floating-Rate Income Fund. Mr. Sveen joined Eaton Vance in 1991 as a senior financial analyst in the bank loan group, and has been Head Trader for floating-rate funds since 2001. He also manages other Eaton Vance floating-rate loan funds and/or portfolios. Previously, Mr. Sveen worked as a corporate lending officer at State Street Bank.

Portfolio Composition

Top Ten Holdings(1)

By total investments

Charter Communications Operating, LLC	1.0%
Community Health Systems, Inc.	0.9
HCA, Inc.	0.9
Univision Communications, Inc.	0.9
SunGard Data Systems, Inc.	0.8
Georgia-Pacific Corp.	0.8
Insight Midwest Holdings LLC	0.7
Idearc, Inc.	0.7
UPC Broadband Holding B.V.	0.7
Nielsen Finance LLC	0.7

(1)	Reflects the Fund’s investments as of 12/31/07. Top Ten Holdings represented 8.1% of the Fund’s total investments and are shown as a percentage of the Fund’s total investments.

Top Five Industries(2)

By total investments

Health Care	8.9%
Business Equipment and Services	6.8
Publishing	5.8
Chemicals and Plastics	5.6
Cable and Satellite Television	4.8

(2)     Reflects the Fund’s investments as of 12/31/07. Industries are shown as a percentage of the Fund’s total investments.

Credit Quality Ratings for
Total Loan Investments(3)

By total loan investments

Baa	1.7%
Ba	59.3
B	34.4
Caa	0.2
Non-Rated(4)	4.4

(3)

Credit Quality ratings are those provided by Moody’s Investors Service, Inc., a nationally recognized bond rating service, as of 12/31/07. As a percentage of the Fund’s total loan investments as of 12/31/07.

(4)

Certain loans in which the Fund invests are not rated by a rating agency. In management’s opinion, such securities are comparable to loans rated by an independent rating agency in one of the categories listed above.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, fund information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

funD PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of the Fund at net asset value. There is no sales charge. The performance presented below does not reflect the deduction of insurance-related sales charges or of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance(1)

Average Annual Total Return (at net asset value)
One Year	1.62%
Five Years	3.34
Life of Fund†	2.74

†Inception date: 5/2/01

(1)	The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown.

Total Annual
Operating Expenses(2)

Expense Ratio	1.19%

(2)  From the Fund’s Prospectus dated 5/1/07.

*	Sources: Thomson Financial; Bloomberg, L.P.; Investment operations commenced on 5/2/01.

The graph does not reflect the deduction of insurance-related charges or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index’s total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. Index performance is available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 95.1%(1)
Principal Amount	Borrower/Tranche Description	Value
Aerospace and Defense — 2.0%
ACTS Aero Technical Support & Service, Inc.
$479,865	Term Loan, 8.47%, Maturing October 5, 2014	$458,272
AWAS Capital, Inc.
215,991	Term Loan, 6.69%, Maturing March 22, 2013	202,221
BE Aerospace, Inc.
125,000	Term Loan, 6.73%, Maturing August 24, 2012	124,713
DAE Aviation Holdings, Inc.
834,528	Term Loan, 7.80%, Maturing July 31, 2009	834,006
377,787	Term Loan, 8.74%, Maturing July 31, 2014	376,429
286,022	Term Loan, 8.75%, Maturing July 31, 2014	284,994
Evergreen International Aviation
376,510	Term Loan, 8.38%, Maturing October 31, 2011	363,332
Hawker Beechcraft Acquisition
218,230	Term Loan, 6.83%, Maturing March 26, 2014	208,137
2,559,742	Term Loan, 6.83%, Maturing March 26, 2014	2,441,354
Hexcel Corp.
213,766	Term Loan, 6.51%, Maturing March 1, 2012	210,560
IAP Worldwide Services, Inc.
171,500	Term Loan, 11.13%, Maturing December 30, 2012	154,693
PGS Solutions, Inc.
1,889,481	Term Loan, 7.27%, Maturing February 14, 2013	1,802,093
Spirit AeroSystems, Inc.
809,585	Term Loan, 6.90%, Maturing December 31, 2011	802,501
TransDigm, Inc.
500,000	Term Loan, Maturing June 23, 2013(2)	490,000
1,925,000	Term Loan, 6.86%, Maturing June 23, 2013	1,884,606
Vought Aircraft Industries, Inc.
1,867,377	Term Loan, 7.34%, Maturing December 17, 2011	1,836,253
Wesco Aircraft Hardware Corp.
413,313	Term Loan, 7.08%, Maturing September 29, 2013	407,629
Wyle Laboratories, Inc.
992,500	Term Loan, 7.96%, Maturing January 28, 2011	977,612
		$13,859,405
Air Transport — 0.5%
Delta Air Lines, Inc.
$696,500	Term Loan, 8.08%, Maturing April 30, 2014	$665,655
Northwest Airlines, Inc.
1,000,000	DIP Loan, Maturing August 21, 2008(2)	947,500
1,693,000	DIP Loan, 6.97%, Maturing August 21, 2008	1,601,311
		$3,214,466

Principal Amount	Borrower/Tranche Description	Value
Automotive — 4.0%
Accuride Corp.
$3,098,258	Term Loan, 8.50%, Maturing January 31, 2012	$3,036,293
Adesa, Inc.
3,383,000	Term Loan, 7.08%, Maturing October 18, 2013	3,183,643
Affina Group, Inc.
268,350	Term Loan, 7.96%, Maturing November 30, 2011	260,299
Allison Transmission, Inc.
2,025,000	Term Loan, 7.96%, Maturing September 30, 2014	1,895,544
Chrysler Financial
1,000,000	Term Loan, Maturing August 1, 2014(2)	964,091
Dana Corp.
1,500,000	Term Loan, 7.36%, Maturing March 30, 2008	1,495,446
Dayco Products, LLC
500,000	Term Loan, Maturing June 21, 2011(2)	475,000
474,931	Term Loan, 9.53%, Maturing June 21, 2011	452,708
Delphi Corp.
1,000,000	DIP Loan, 8.63%, Maturing July 1, 2008	998,375
1,000,000	DIP Loan, 9.13%, Maturing July 1, 2008	998,646
Dollar Thrifty Automotive Group, Inc.
597,000	Term Loan, 6.85%, Maturing June 15, 2014	571,627
Ford Motor Co.
1,463,991	Term Loan, 8.00%, Maturing December 15, 2013	1,358,350
General Motors Corp.
2,683,487	Term Loan, 7.62%, Maturing November 29, 2013	2,513,523
Goodyear Tire & Rubber Co.
3,425,000	Term Loan, 6.43%, Maturing April 30, 2010	3,222,713
Keystone Automotive Operations, Inc.
495,000	Term Loan, 8.55%, Maturing January 12, 2012	452,100
LKQ Corp.
675,000	Term Loan, 7.46%, Maturing October 12, 2014	673,312
Tenneco Automotive, Inc.
525,000	Term Loan, 6.75%, Maturing March 17, 2014	500,062
The Hertz Corp.
379,938	Term Loan, 4.91%, Maturing December 21, 2012	372,704
2,106,454	Term Loan, 6.89%, Maturing December 21, 2012	2,066,351
TriMas Corp.
187,500	Term Loan, 6.79%, Maturing August 2, 2011	184,453
802,344	Term Loan, 7.23%, Maturing August 2, 2013	789,306
TRW Automotive, Inc.
920,375	Term Loan, 6.69%, Maturing February 2, 2014	900,242
United Components, Inc.
1,014,224	Term Loan, 6.91%, Maturing June 30, 2010	978,727
		$28,343,515

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Beverage and Tobacco — 0.3%
Constellation Brands, Inc.
$620,000	Term Loan, 6.60%, Maturing June 5, 2013	$605,146
Culligan International Co.
1,811,313	Term Loan, 7.09%, Maturing November 24, 2014	1,523,767
Southern Wine & Spirits of America, Inc.
331,863	Term Loan, 6.34%, Maturing May 31, 2012	331,448
		$2,460,361
Brokers, Dealers and Investment Houses — 0.1%
AmeriTrade Holding Corp.
$728,837	Term Loan, 6.35%, Maturing December 31, 2012	$711,279
		$711,279
Building and Development — 3.1%
AIMCO Properties, L.P.
$1,225,000	Term Loan, 6.37%, Maturing March 23, 2011	$1,200,118
Beacon Sales Acquisition, Inc.
296,250	Term Loan, 7.21%, Maturing September 30, 2013	269,587
Brickman Group Holdings, Inc.
1,290,250	Term Loan, 7.14%, Maturing January 23, 2014	1,225,737
Building Materials Corp. of America
792,030	Term Loan, 7.94%, Maturing February 22, 2014	670,397
Capital Automotive (REIT)
325,592	Term Loan, 6.98%, Maturing December 16, 2010	319,117
Contech Construction Products
787,873	Term Loan, 7.12%, Maturing January 13, 2013	752,419
Epco/Fantome, LLC
230,000	Term Loan, 7.59%, Maturing November 23, 2010	228,850
General Growth Properties, Inc.
348,684	Term Loan, 6.50%, Maturing February 24, 2011	332,957
LNR Property Corp.
1,750,000	Term Loan, 7.63%, Maturing July 3, 2011	1,674,531
Mueller Water Products, Inc.
1,000,000	Term Loan, Maturing May 24, 2014(2)	953,750
915,853	Term Loan, 6.73%, Maturing May 24, 2014	863,117
NCI Building Systems, Inc.
200,893	Term Loan, 6.71%, Maturing June 18, 2010	189,844
Nortek, Inc.
319,275	Term Loan, 7.10%, Maturing August 27, 2011	297,724
Panolam Industries Holdings, Inc.
1,707,000	Term Loan, 7.59%, Maturing September 30, 2012	1,621,650
PLY GEM Industries, Inc.
1,076,343	Term Loan, 7.58%, Maturing August 15, 2011	985,392
33,667	Term Loan, 7.58%, Maturing August 15, 2011	30,822

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
Re/Max International, Inc.
$66,667	Term Loan, 0.00%, Maturing January 23, 2008(3)	$66,167
Realogy Corp.
548,758	Term Loan, 4.97%, Maturing September 1, 2014	481,687
2,038,242	Term Loan, 8.24%, Maturing September 1, 2014	1,789,124
Standard Pacific Corp.
450,000	Term Loan, 6.66%, Maturing May 5, 2013	334,500
Stile Acquisition Corp.
320,652	Term Loan, 7.03%, Maturing April 6, 2013	292,729
Stile U.S. Acquisition Corp.
321,198	Term Loan, 7.03%, Maturing April 6, 2013	293,227
TRU 2005 RE Holding Co.
4,450,000	Term Loan, 8.23%, Maturing December 9, 2008	4,299,350
Wintergames Acquisition ULC
2,489,825	Term Loan, 4.40%, Maturing April 24, 2008	2,471,152
		$21,643,948
Business Equipment and Services — 6.9%
ACCO Brands Corp.
$1,640,175	Term Loan, 6.79%, Maturing August 17, 2012	$1,582,769
Activant Solutions, Inc.
998,109	Term Loan, 6.95%, Maturing May 1, 2013	936,975
997,494	Term Loan, 8.00%, Maturing May 1, 2013	936,397
Acxiom Corp.
1,306,250	Term Loan, 6.63%, Maturing September 15, 2012	1,263,797
Affiliated Computer Services
687,228	Term Loan, 6.87%, Maturing March 20, 2013	669,564
1,553,844	Term Loan, 7.04%, Maturing March 20, 2013	1,513,905
Affinion Group, Inc.
1,223,414	Term Loan, 7.48%, Maturing October 17, 2012	1,181,105
Allied Security Holdings, LLC
334,091	Term Loan, 7.83%, Maturing June 30, 2010	330,750
Buhrmann US, Inc.
333,017	Term Loan, 6.97%, Maturing December 31, 2010	326,357
193,803	Term Loan, 7.00%, Maturing December 31, 2010	189,927
Cellnet Group, Inc.
499,853	Term Loan, 6.86%, Maturing July 22, 2011	484,077
DynCorp International, LLC
707,451	Term Loan, 6.88%, Maturing February 11, 2011	682,690
Education Management, LLC
3,270,081	Term Loan, 6.63%, Maturing June 1, 2013	3,139,278
Info USA, Inc.
990,000	Term Loan, 6.83%, Maturing February 14, 2012	975,150

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Information Resources, Inc.
$926,161	Term Loan, 6.77%, Maturing May 7, 2014	$861,330
Intergraph Corp.
1,674,762	Term Loan, 7.07%, Maturing May 29, 2014	1,614,052
iPayment, Inc.
1,713,895	Term Loan, 6.87%, Maturing May 10, 2013	1,585,353
Iron Mountain, Inc.
1,666,625	Term Loan, 6.59%, Maturing April 16, 2014	1,658,292
Kronos, Inc.
790,286	Term Loan, 7.08%, Maturing June 11, 2014	746,820
Mitchell International, Inc.
1,488,750	Term Loan, 6.84%, Maturing March 28, 2014	1,384,537
N.E.W. Holdings I, LLC
1,162,820	Term Loan, 7.49%, Maturing May 22, 2014	1,081,422
Protection One, Inc.
1,033,472	Term Loan, 7.21%, Maturing March 31, 2012	994,717
Quintiles Transnational Corp.
2,412,050	Term Loan, 6.83%, Maturing March 31, 2013	2,330,643
RiskMetrics Group Holdings, LLC
1,538,375	Term Loan, 7.08%, Maturing January 11, 2014	1,505,685
Sabre, Inc.
3,190,795	Term Loan, 6.96%, Maturing September 30, 2014	2,917,765
Safenet, Inc.
746,250	Term Loan, 7.75%, Maturing April 12, 2014	686,550
Serena Software, Inc.
500,000	Term Loan, Maturing March 10, 2013(2)	486,250
460,000	Term Loan, 7.18%, Maturing March 10, 2013	438,550
Sitel (Client Logic)
1,022,133	Term Loan, 7.29%, Maturing January 29, 2014	919,920
Solera Nederland Holdings
1,481,255	Term Loan, 7.06%, Maturing May 15, 2014	1,414,598
SunGard Data Systems, Inc.
5,941,620	Term Loan, 6.90%, Maturing February 11, 2013	5,751,304
TDS Investor Corp.
995,000	Term Loan, 7.08%, Maturing August 23, 2013	947,116
1,367,022	Term Loan, 7.08%, Maturing August 23, 2013	1,301,021
274,294	Term Loan, 7.08%, Maturing August 23, 2013	261,051
Transaction Network Services, Inc.
424,197	Term Loan, 7.48%, Maturing May 4, 2012	417,834
URS Corp.
458,972	Term Loan, 7.59%, Maturing May 15, 2013	459,164
Valassis Communications, Inc.
1,600,347	Term Loan, 6.58%, Maturing March 2, 2014	1,508,327
VWR International, Inc.
1,175,000	Term Loan, 7.33%, Maturing June 28, 2013	1,116,250
West Corp.
2,476,288	Term Loan, 7.30%, Maturing October 24, 2013	2,363,926
		$48,965,218

Principal Amount	Borrower/Tranche Description	Value
Cable and Satellite Television — 4.9%
Atlantic Broadband Finance, LLC
$1,635,018	Term Loan, 7.08%, Maturing February 10, 2011	$1,589,033
Bragg Communications, Inc.
972,563	Term Loan, 7.58%, Maturing August 31, 2014	972,562
Bresnan Broadband Holdings, LLC
2,700,000	Term Loan, 6.96%, Maturing March 29, 2014	2,585,812
1,300,000	Term Loan, 7.18%, Maturing March 29, 2014	1,245,020
Cequel Communications, LLC
2,977,500	Term Loan, 7.21%, Maturing November 5, 2013	2,791,406
Charter Communications Operating, Inc.
7,434,441	Term Loan, 6.99%, Maturing April 28, 2013	6,960,852
CSC Holdings, Inc.
3,276,737	Term Loan, 6.90%, Maturing March 29, 2013	3,102,368
CW Media Holdings, Inc.
448,875	Term Loan, 8.08%, Maturing February 15, 2015	446,631
DirecTV Holdings, LLC
1,807,557	Term Loan, 6.36%, Maturing April 13, 2013	1,790,486
Insight Midwest Holdings, LLC
5,500,000	Term Loan, 7.00%, Maturing April 6, 2014	5,319,721
MCC Iowa, LLC
194,250	Term Loan, 6.54%, Maturing March 31, 2010	183,748
Mediacom Broadband Group
997,481	Term Loan, 6.69%, Maturing January 31, 2015	924,985
247,500	Term Loan, 6.69%, Maturing January 31, 2015	229,512
Mediacom Illinois, LLC
443,025	Term Loan, 6.69%, Maturing January 31, 2015	414,070
NTL Investment Holdings, Ltd.
677,570	Term Loan, 7.22%, Maturing March 30, 2012	648,139
UPC Broadband Holding B.V.
5,500,000	Term Loan, 7.13%, Maturing December 31, 2014	5,219,846
		$34,424,191
Chemicals and Plastics — 5.7%
AZ Chem US, Inc.
$992,500	Term Loan, 7.08%, Maturing February 28, 2013	$903,175
Brenntag Holding GmbH and Co. KG
255,273	Term Loan, 7.39%, Maturing December 23, 2013	244,424
1,044,727	Term Loan, 7.39%, Maturing December 23, 2013	1,000,326
Celanese Holdings, LLC
1,000,000	Term Loan, Maturing April 2, 2014(2)	967,500
2,860,612	Term Loan, 6.98%, Maturing April 2, 2014	2,764,693
Cognis GmbH
975,000	Term Loan, 6.99%, Maturing September 15, 2013	915,484
Columbian Chemicals Acquisition
1,473,446	Term Loan, 6.58%, Maturing March 16, 2013	1,396,090

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Foamex L.P.
$1,217,647	Term Loan, 7.46%, Maturing February 12, 2013	$1,120,235
Georgia Gulf Corp.
1,325,938	Term Loan, 7.76%, Maturing October 3, 2013	1,277,596
Hercules, Inc.
261,490	Term Loan, 6.71%, Maturing October 8, 2010	260,836
Hexion Specialty Chemicals, Inc.
497,500	Term Loan, 7.13%, Maturing May 5, 2012	481,603
409,141	Term Loan, 7.13%, Maturing May 5, 2013	396,068
1,690,895	Term Loan, 7.19%, Maturing May 5, 2013	1,636,866
1,888,239	Term Loan, 7.50%, Maturing May 5, 2013	1,827,904
Huish Detergents, Inc.
597,000	Term Loan, 6.83%, Maturing April 26, 2014	522,375
Huntsman International, LLC
1,000,000	Term Loan, Maturing August 16, 2012(2)	983,750
2,629,268	Term Loan, 6.62%, Maturing August 16, 2012	2,587,552
INEOS Group
661,500	Term Loan, 7.36%, Maturing December 14, 2013	642,827
661,500	Term Loan, 7.86%, Maturing December 14, 2014	642,827
Innophos, Inc.
612,782	Term Loan, 7.08%, Maturing August 10, 2010	602,058
Invista B.V.
196,000	Term Loan, 6.33%, Maturing April 30, 2010	188,650
161,531	Term Loan, 6.33%, Maturing April 29, 2011	157,022
85,623	Term Loan, 6.33%, Maturing April 29, 2011	83,233
ISP Chemco, Inc.
2,786,000	Term Loan, 6.78%, Maturing June 4, 2014	2,659,237
Kleopatra
1,175,000	Term Loan, 7.74%, Maturing January 3, 2016	1,004,625
Kranton Polymers, LLC
1,782,032	Term Loan, 7.25%, Maturing May 12, 2013	1,695,158
Lucite International Group Holdings
322,805	Term Loan, 7.10%, Maturing July 7, 2013	309,691
911,689	Term Loan, 7.10%, Maturing July 7, 2013	874,652
MacDermid, Inc.
2,371,882	Term Loan, 6.83%, Maturing April 12, 2014	2,265,147
Millenium Inorganic Chemicals
875,000	Term Loan, 7.08%, Maturing April 30, 2014	809,375
Momentive Performance Material
1,138,500	Term Loan, 7.13%, Maturing December 4, 2013	1,092,756
Mosaic Co.
82,095	Term Loan, 6.63%, Maturing December 21, 2012	81,824
MSCI, Inc.
1,000,000	Term Loan, 7.95%, Maturing November 5, 2014	1,002,813

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Nalco Co.
$2,756,520	Term Loan, 6.92%, Maturing November 4, 2010	$2,715,938
Propex Fabrics, Inc.
154,532	Term Loan, 11.25%, Maturing July 31, 2012	124,398
Rockwood Specialties Group, Inc.
2,869,370	Term Loan, 6.46%, Maturing December 10, 2012	2,774,520
Solo Cup Co.
185,837	Term Loan, 8.48%, Maturing February 27, 2011	184,443
Solutia, Inc.
945,138	DIP Loan, 8.06%, Maturing March 31, 2008	944,252
		$40,141,923
Clothing / Textiles — 0.3%
Hanesbrands, Inc.
$1,290,045	Term Loan, 6.78%, Maturing September 5, 2013	$1,260,481
The William Carter Co.
1,046,697	Term Loan, 6.43%, Maturing July 14, 2012	1,015,296
		$2,275,777
Conglomerates — 2.6%
Amsted Industries, Inc.
$2,500,716	Term Loan, 7.21%, Maturing October 15, 2010	$2,458,517
468,632	Term Loan, 7.01%, Maturing April 5, 2013	461,017
Doncasters (Dunde HoldCo 4 Ltd.)
681,731	Term Loan, 7.48%, Maturing July 13, 2015	657,461
681,731	Term Loan, 7.98%, Maturing July 13, 2015	659,166
Gentek, Inc.
688,743	Term Loan, 7.00%, Maturing February 28, 2011	676,690
Goodman Global Holdings, Inc.
143,593	Term Loan, 6.59%, Maturing December 23, 2011	142,427
Jarden Corp.
2,188,880	Term Loan, 6.58%, Maturing January 24, 2012	2,117,741
87,599	Term Loan, 6.58%, Maturing January 24, 2012	84,752
997,494	Term Loan, 7.33%, Maturing January 24, 2012	976,297
Johnson Diversey, Inc.
1,254,899	Term Loan, 6.88%, Maturing December 16, 2011	1,232,546
Polymer Group, Inc.
1,546,921	Term Loan, 7.09%, Maturing November 22, 2012	1,515,982
RBS Global, Inc.
500,000	Term Loan, Maturing July 19, 2013(2)	493,125
1,197,500	Term Loan, 7.40%, Maturing July 19, 2013	1,166,066
1,901,639	Term Loan, 7.58%, Maturing July 19, 2013	1,845,471
RGIS Holdings, LLC
117,327	Term Loan, 7.35%, Maturing April 30, 2014	106,963
2,346,545	Term Loan, 7.47%, Maturing April 30, 2014	2,139,267

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Conglomerates (continued)
US Investigations Services, Inc.
$1,321,679	Term Loan, 7.91%, Maturing February 21, 2015	$1,250,639
Vertrue, Inc.
573,563	Term Loan, 7.83%, Maturing August 16, 2014	547,752
		$18,531,879
Containers and Glass Products — 2.6%
Berry Plastics Corp.
$3,725,616	Term Loan, 7.16%, Maturing April 3, 2015	$3,492,765
Bluegrass Container Co.
758,152	Term Loan, 7.08%, Maturing June 30, 2013	753,729
226,849	Term Loan, 7.09%, Maturing June 30, 2013	225,525
Consolidated Container Co.
744,375	Term Loan, 7.23%, Maturing March 28, 2014	633,960
Crown Americas, Inc.
490,000	Term Loan, 6.62%, Maturing November 15, 2012	480,200
Graham Packaging Holdings Co.
3,976,231	Term Loan, 7.50%, Maturing October 7, 2011	3,830,228
Graphic Packaging International, Inc.
4,023,258	Term Loan, 7.10%, Maturing May 16, 2014	3,884,122
IPG (US), Inc.
205,625	Term Loan, 8.24%, Maturing July 28, 2011	204,340
JSG Acquisitions
195,000	Term Loan, 7.12%, Maturing December 31, 2013	187,322
195,000	Term Loan, 7.37%, Maturing December 13, 2014	188,297
Kranson Industries, Inc.
296,669	Term Loan, 7.09%, Maturing July 31, 2013	288,511
Owens-Brockway Glass Container
406,938	Term Loan, 6.43%, Maturing June 14, 2013	397,578
Pregis Corp.
293,250	Term Loan, 7.08%, Maturing October 12, 2011	282,986
Smurfit-Stone Container Corp.
505,255	Term Loan, 5.02%, Maturing November 1, 2011	495,290
597,272	Term Loan, 7.06%, Maturing November 1, 2011	585,492
1,499,236	Term Loan, 7.15%, Maturing November 1, 2011	1,470,422
242,645	Term Loan, 7.25%, Maturing November 1, 2011	237,981
Tegrant Holding Corp.
992,500	Term Loan, 7.60%, Maturing March 8, 2013	890,769
		$18,529,517

Principal Amount	Borrower/Tranche Description	Value
Cosmetics / Toiletries — 0.4%
American Safety Razor Co.
$2,191,313	Term Loan, 7.51%, Maturing July 31, 2013	$2,136,530
Bausch & Lomb, Inc.
80,000	Term Loan, 0.00%, Maturing April 30, 2015(3)	79,775
320,000	Term Loan, 8.08%, Maturing April 30, 2015	319,100
Prestige Brands, Inc.
253,711	Term Loan, 6.98%, Maturing April 7, 2011	248,796
		$2,784,201
Drugs — 1.2%
Chattem, Inc.
$855,035	Term Loan, 6.97%, Maturing January 2, 2013	$846,485
Graceway Pharmaceuticals, LLC
1,087,500	Term Loan, 7.58%, Maturing May 3, 2012	1,027,959
Pharmaceutical Holdings Corp.
336,875	Term Loan, 8.10%, Maturing January 30, 2012	330,980
Royal Pharma Finance Trust
496,250	Term Loan, 7.10%, Maturing April 16, 2013	494,286
Stiefel Laboratories, Inc.
216,748	Term Loan, Maturing December 28, 2013(2)	211,871
283,252	Term Loan, Maturing December 28, 2013(2)	276,879
858,106	Term Loan, 7.50%, Maturing December 28, 2013	834,768
1,121,894	Term Loan, 7.50%, Maturing December 28, 2013	1,091,382
Warner Chilcott Corp.
230,952	Term Loan, Maturing January 18, 2012(2)	226,910
769,048	Term Loan, Maturing January 18, 2012(2)	755,590
625,327	Term Loan, 6.83%, Maturing January 18, 2012	604,572
1,820,313	Term Loan, 6.85%, Maturing January 18, 2012	1,758,789
		$8,460,471
Ecological Services and Equipment — 1.3%
Allied Waste Industries, Inc.
$799,549	Term Loan, 5.50%, Maturing January 15, 2012	$766,749
1,329,840	Term Loan, 6.59%, Maturing January 15, 2012	1,275,286
Big Dumpster Merger Sub, Inc.
1,030,650	Term Loan, 7.08%, Maturing February 5, 2013	961,081
Casella Waste Systems, Inc.
994,857	Term Loan, 7.22%, Maturing April 28, 2010	969,364
Energy Solutions, LLC
733,491	Term Loan, 7.22%, Maturing June 7, 2013	713,320
IESI Corp.
2,000,000	Term Loan, 6.61%, Maturing January 20, 2012	1,927,500
Sensus Metering Systems, Inc.
13,550	Term Loan, 6.88%, Maturing December 17, 2010	13,313
208,561	Term Loan, 7.04%, Maturing December 17, 2010	204,911

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Ecological Services and Equipment (continued)
Synagro Technologies, Inc.
$746,250	Term Loan, 6.89%, Maturing June 21, 2012	$720,131
Waste Services, Inc.
963,649	Term Loan, 7.40%, Maturing March 31, 2011	941,967
Wastequip, Inc.
433,958	Term Loan, 7.08%, Maturing February 5, 2013	404,666
		$8,898,288
Electronics / Electrical — 3.5%
AMI Semiconductor, Inc.
$1,091,919	Term Loan, 6.85%, Maturing April 1, 2012	$1,070,080
Aspect Software, Inc.
1,149,267	Term Loan, 7.94%, Maturing July 11, 2011	1,114,789
Baldor Electric Co.
863,111	Term Loan, 6.96%, Maturing January 31, 2014	849,265
EnerSys Capital, Inc.
491,222	Term Loan, 6.74%, Maturing March 17, 2011	478,327
Fairchild Semiconductor Corp.
566,375	Term Loan, 6.33%, Maturing June 26, 2013	543,720
Freescale Semiconductor, Inc.
3,370,975	Term Loan, 6.98%, Maturing December 1, 2013	3,131,848
Infor Enterprise Solutions Holdings
497,500	Term Loan, 7.95%, Maturing July 28, 2012	468,894
1,460,902	Term Loan, 8.58%, Maturing July 28, 2012	1,406,119
762,210	Term Loan, 8.58%, Maturing July 28, 2012	733,627
Invensys International Holding
1,472,222	Term Loan, 6.90%, Maturing December 15, 2010	1,437,871
527,778	Term Loan, 7.24%, Maturing January 15, 2011	525,139
Network Solutions, LLC
896,419	Term Loan, 7.33%, Maturing March 7, 2014	844,875
Open Solutions, Inc.
2,186,292	Term Loan, 7.28%, Maturing January 23, 2014	2,048,282
Sensata Technologies Finance Co.
2,580,452	Term Loan, 6.76%, Maturing April 27, 2013	2,458,802
Spectrum Brands, Inc.
500,000	Term Loan, Maturing March 30, 2013(2)	489,375
96,487	Term Loan, 5.09%, Maturing March 30, 2013	93,641
1,898,754	Term Loan, 9.12%, Maturing March 30, 2013	1,838,616
SS&C Technologies, Inc.
1,576,297	Term Loan, 6.83%, Maturing November 23, 2012	1,529,008
TTM Technologies, Inc.
212,500	Term Loan, 7.26%, Maturing October 27, 2012	210,375

Principal Amount	Borrower/Tranche Description	Value
Electronics / Electrical (continued)
VeriFone, Inc.
$500,000	Term Loan, Maturing October 31, 2013(2)	$488,750
552,250	Term Loan, 6.71%, Maturing October 31, 2013	537,194
Vertafore, Inc.
2,233,167	Term Loan, 7.52%, Maturing January 31, 2012	2,155,006
		$24,453,603
Equipment Leasing — 0.2%
Maxim Crane Works, L.P.
$621,875	Term Loan, 7.23%, Maturing June 29, 2014	$581,453
United Rentals, Inc.
302,133	Term Loan, 5.32%, Maturing February 14, 2011	295,335
716,399	Term Loan, 7.11%, Maturing February 14, 2011	700,280
		$1,577,068
Farming / Agriculture — 0.4%
BF Bolthouse HoldCo, LLC
$500,000	Term Loan, Maturing December 16, 2012(2)	$488,750
937,078	Term Loan, 7.50%, Maturing December 16, 2012	914,197
Central Garden & Pet Co.
245,625	Term Loan, 6.50%, Maturing February 28, 2014	214,308
United Agri Products, Inc.
1,226,932	Term Loan, 7.90%, Maturing June 8, 2012	1,225,398
		$2,842,653
Financial Intermediaries — 1.5%
Citco III, Ltd.
$750,000	Term Loan, Maturing June 30, 2014(2)	$723,750
1,400,000	Term Loan, 6.97%, Maturing June 30, 2014	1,348,313
E.A. Viner International Co.
666,600	Term Loan, 7.33%, Maturing July 31, 2013	656,601
Grosvenor Capital Management
1,703,513	Term Loan, 7.19%, Maturing December 5, 2013	1,652,408
INVESTools, Inc.
300,000	Term Loan, 8.09%, Maturing August 13, 2012	294,000
LPL Holdings, Inc.
2,197,588	Term Loan, 6.83%, Maturing December 18, 2014	2,111,058
Nuveen Investments, Inc.
500,000	Term Loan, Maturing November 2, 2014(2)	492,500
1,050,000	Term Loan, 7.86%, Maturing November 2, 2014	1,043,800
Oxford Acquisition III, Ltd.
1,859,640	Term Loan, 6.90%, Maturing May 24, 2014	1,755,035
The Geo Group, Inc.
333,416	Term Loan, 6.38%, Maturing January 24, 2014	332,583
		$10,410,048

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Food Products — 3.0%
Acosta, Inc.
$2,918,075	Term Loan, 7.10%, Maturing July 28, 2013	$2,790,409
Advance Food Company, Inc.
66,667	Term Loan, 0.00%, Maturing March 16, 2014(3)	63,000
231,583	Term Loan, 6.58%, Maturing March 16, 2014	218,846
Advantage Sales & Marketing, Inc.
1,726,782	Term Loan, 6.88%, Maturing March 29, 2013	1,643,681
299,174	Term Loan, 6.88%, Maturing March 29, 2013	284,777
American Seafoods Group, LLC
369,950	Term Loan, 6.58%, Maturing September 30, 2011	357,695
1,182,203	Term Loan, 6.58%, Maturing September 30, 2012	1,143,043
B&G Foods, Inc.
1,500,000	Term Loan, 7.06%, Maturing February 23, 2013	1,471,875
Birds Eye Foods, Inc.
1,288,750	Term Loan, 6.58%, Maturing March 22, 2013	1,225,923
Chiquita Brands, LLC
1,792,231	Term Loan, 7.88%, Maturing June 28, 2012	1,758,627
Dean Foods Co.
3,476,244	Term Loan, 6.58%, Maturing April 2, 2014	3,287,619
Del Monte Corp.
492,500	Term Loan, 6.49%, Maturing February 8, 2012	488,267
Dole Food Company, Inc.
93,660	Term Loan, 5.16%, Maturing April 12, 2013	87,081
207,048	Term Loan, 7.16%, Maturing April 12, 2013	192,503
690,160	Term Loan, 7.22%, Maturing April 12, 2013	641,676
Michael Foods, Inc.
252,790	Term Loan, 6.85%, Maturing November 21, 2010	248,524
Nash-Finch Co.
474,800	Term Loan, 7.81%, Maturing November 12, 2010	453,434
National Dairy Holdings, L.P.
358,771	Term Loan, 6.98%, Maturing March 15, 2012	346,214
Pinnacle Foods Finance, LLC
3,109,375	Term Loan, 7.93%, Maturing April 2, 2014	2,933,695
Reddy Ice Group, Inc.
1,675,000	Term Loan, 7.00%, Maturing August 9, 2012	1,633,125
		$21,270,014
Food Service — 2.1%
AFC Enterprises, Inc.
$168,010	Term Loan, 7.13%, Maturing May 23, 2009	$165,490
Aramark Corp.
268,485	Term Loan, 5.20%, Maturing January 26, 2014	255,832
3,752,339	Term Loan, 6.83%, Maturing January 26, 2014	3,575,510

Principal Amount	Borrower/Tranche Description	Value
Food Service (continued)
Buffets, Inc.
$169,102	Term Loan, 7.83%, Maturing May 1, 2013	$140,439
1,266,451	Term Loan, 7.98%, Maturing November 1, 2013	1,051,788
Burger King Corp.
1,271,988	Term Loan, 6.38%, Maturing June 30, 2012	1,254,896
CBRL Group, Inc.
1,564,401	Term Loan, 6.40%, Maturing April 27, 2013	1,489,440
Denny's, Inc.
123,333	Term Loan, 7.12%, Maturing March 31, 2012	120,867
508,409	Term Loan, 6.85%, Maturing March 31, 2012	498,241
JRD Holdings, Inc.
460,156	Term Loan, 7.74%, Maturing June 26, 2014	448,652
NPC International, Inc.
920,000	Term Loan, 6.69%, Maturing May 3, 2013	865,950
OSI Restaurant Partners, LLC
254,791	Term Loan, 7.31%, Maturing May 9, 2013	234,726
3,123,585	Term Loan, 7.13%, Maturing May 9, 2014	2,877,603
QCE Finance, LLC
987,475	Term Loan, 7.37%, Maturing May 5, 2013	929,735
Sagittarius Restaurants, LLC
245,625	Term Loan, 7.08%, Maturing March 29, 2013	224,133
Weight Watchers International, Inc.
990,000	Term Loan, 6.38%, Maturing January 26, 2014	964,631
		$15,097,933
Food / Drug Retailers — 2.0%
General Nutrition Centers, Inc.
$1,811,313	Term Loan, 7.26%, Maturing September 16, 2013	$1,666,408
Krispy Kreme Doughnut Corp.
396,582	Term Loan, 7.71%, Maturing February 16, 2014	373,778
Pantry, Inc. (The)
611,111	Term Loan, 0.00%, Maturing May 15, 2014(3)	571,007
2,128,194	Term Loan, 6.60%, Maturing May 15, 2014	1,988,532
Rite Aid Corp.
1,000,000	Term Loan, Maturing June 1, 2014(2)	972,500
3,650,000	Term Loan, 6.80%, Maturing June 1, 2014	3,383,969
Roundy's Supermarkets, Inc.
3,315,529	Term Loan, 7.91%, Maturing November 3, 2011	3,258,545
Supervalu, Inc.
1,635,154	Term Loan, 6.40%, Maturing June 1, 2012	1,606,084
		$13,820,823

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Forest Products — 1.8%
Appleton Papers, Inc.
$895,500	Term Loan, 6.74%, Maturing June 5, 2014	$847,527
Boise Cascade Holdings, LLC
488,240	Term Loan, 6.38%, Maturing April 30, 2014	482,869
3,326,773	Term Loan, 6.38%, Maturing April 30, 2014	3,290,179
Domtar Corp.
803,750	Term Loan, 6.40%, Maturing March 7, 2014	773,322
Georgia-Pacific Corp.
990,000	Term Loan, 6.84%, Maturing December 20, 2012	944,919
4,878,230	Term Loan, 6.87%, Maturing December 20, 2012	4,656,095
Newpage Corp.
1,025,000	Term Loan, 8.69%, Maturing December 5, 2014	1,020,676
Xerium Technologies, Inc.
713,914	Term Loan, 7.58%, Maturing May 18, 2012	661,263
		$12,676,850
Healthcare — 9.1%
Accellent, Inc.
$1,479,874	Term Loan, 7.79%, Maturing November 22, 2012	$1,331,887
Advanced Medical Optics, Inc.
744,375	Term Loan, 6.95%, Maturing April 2, 2014	697,386
American Medical Systems
707,975	Term Loan, 7.54%, Maturing July 20, 2012	676,116
AMN Healthcare, Inc.
1,091,807	Term Loan, 6.58%, Maturing November 2, 2011	1,065,194
AMR HoldCo, Inc.
1,432,164	Term Loan, 7.14%, Maturing February 10, 2012	1,397,703
Biomet, Inc.
1,995,000	Term Loan, 7.86%, Maturing December 26, 2014	1,976,297
Cardinal Health 409, Inc.
2,388,000	Term Loan, 7.08%, Maturing April 10, 2014	2,228,799
Carestream Health, Inc.
2,999,503	Term Loan, 7.00%, Maturing April 30, 2013	2,763,292
Community Health Systems, Inc.
324,826	Term Loan, 0.00%, Maturing July 25, 2014(3)	313,136
6,458,623	Term Loan, 7.33%, Maturing July 25, 2014	6,226,177
Concentra, Inc.
472,625	Term Loan, 7.08%, Maturing June 25, 2014	443,480
ConMed Corp.
692,924	Term Loan, 6.34%, Maturing April 13, 2013	675,601
CRC Health Corp.
1,703,443	Term Loan, 7.09%, Maturing February 6, 2013	1,633,176
772,506	Term Loan, 7.09%, Maturing February 6, 2013	740,641

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
DaVita, Inc.
$3,056,280	Term Loan, 6.55%, Maturing October 5, 2012	$2,952,782
DJO Finance, LLC
550,000	Term Loan, 7.83%, Maturing May 15, 2014	544,729
Fresenius Medical Care Holdings
1,264,760	Term Loan, 6.27%, Maturing March 31, 2013	1,221,623
Hanger Orthopedic Group, Inc.
307,236	Term Loan, 7.09%, Maturing May 30, 2013	294,946
HCA, Inc.
6,400,462	Term Loan, 7.08%, Maturing November 18, 2013	6,176,177
Health Management Association, Inc.
4,134,596	Term Loan, 6.58%, Maturing February 28, 2014	3,868,716
HealthSouth Corp.
2,616,113	Term Loan, 7.75%, Maturing March 10, 2013	2,504,928
Iasis Healthcare, LLC
440,461	Term Loan, 6.63%, Maturing March 14, 2014(3)	418,622
117,456	Term Loan, 6.63%, Maturing March 14, 2014	111,632
1,279,414	Term Loan, 7.06%, Maturing March 14, 2014	1,215,977
Ikaria Acquisition, Inc.
308,797	Term Loan, 7.08%, Maturing March 28, 2013	301,077
IM U.S. Holdings, LLC
1,344,497	Term Loan, 6.84%, Maturing June 26, 2014	1,282,314
Invacare Corp.
1,185,990	Term Loan, 7.17%, Maturing February 12, 2013	1,142,998
inVentiv Health, Inc.
942,722	Term Loan, Maturing July 6, 2014(2)	902,656
57,278	Term Loan, Maturing July 6, 2014(2)	54,844
40,000	Term Loan, 0.00%, Maturing July 6, 2014(3)	37,327
656,700	Term Loan, 6.58%, Maturing July 6, 2014	612,796
Leiner Health Products, Inc.
231,521	Term Loan, 9.65%, Maturing May 27, 2011	195,519
LifePoint Hospitals, Inc.
1,449,394	Term Loan, 6.72%, Maturing April 15, 2012	1,385,206
Magellan Health Services, Inc.
375,000	Term Loan, 5.13%, Maturing August 15, 2008	367,500
93,750	Term Loan, 6.74%, Maturing August 15, 2008	91,875
Matria Healthcare, Inc.
461,899	Term Loan, 6.83%, Maturing January 19, 2012	448,042
892,954	Term Loan, 6.91%, Maturing January 19, 2012	866,166
MultiPlan Merger Corp.
351,111	Term Loan, 7.35%, Maturing April 12, 2013	340,688
1,329,191	Term Loan, 7.35%, Maturing April 12, 2013	1,289,731
Mylan, Inc.
400,000	Term Loan, 8.24%, Maturing October 2, 2014	396,583

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
National Mentor Holdings, Inc.
$73,271	Term Loan, 5.32%, Maturing June 29, 2013	$71,806
1,210,657	Term Loan, 6.73%, Maturing June 29, 2013	1,186,444
National Rental Institutes, Inc.
234,141	Term Loan, 7.13%, Maturing March 31, 2013	227,703
Physiotherapy Associates, Inc.
585,167	Term Loan, 8.12%, Maturing June 27, 2013	550,057
Psychiatric Solutions Inc.
996,084	Term Loan, 6.79%, Maturing May 31, 2014	958,109
RadNet Management, Inc.
496,251	Term Loan, 8.65%, Maturing November 15, 2012	496,251
ReAble Therapeutics Finance, LLC
3,826,545	Term Loan, 7.11%, Maturing November 16, 2013	3,649,568
Renal Advantage, Inc.
803,628	Term Loan, 7.47%, Maturing October 5, 2012	770,479
Select Medical Holding Corp.
1,000,000	Term Loan, Maturing February 24, 2012(2)	950,000
1,283,038	Term Loan, 6.99%, Maturing February 24, 2012	1,213,653
Sunrise Medical Holdings, Inc.
720,201	Term Loan, 8.92%, Maturing May 13, 2010	648,181
United Surgical Partners International
161,290	Term Loan, 7.35%, Maturing April 19, 2014(3)	152,016
832,419	Term Loan, 7.38%, Maturing April 19, 2014	784,555
Vanguard Health Holding Co., LLC
982,631	Term Loan, 7.10%, Maturing September 23, 2011	952,333
Viant Holdings, Inc.
398,000	Term Loan, 7.08%, Maturing June 25, 2014	359,693
		$64,165,187
Home Furnishings — 1.7%
Hunter Fan Co.
$30,000	Term Loan, 0.00%, Maturing April 16, 2014(3)	$26,550
291,275	Term Loan, 7.38%, Maturing April 16, 2014	257,778
Interline Brands, Inc.
1,698,582	Term Loan, 6.59%, Maturing June 23, 2013	1,662,487
1,173,952	Term Loan, 6.59%, Maturing June 23, 2013	1,149,005
National Bedding Co., LLC
3,772,737	Term Loan, 6.91%, Maturing August 31, 2011	3,436,334
290,884	Term Loan, Maturing August 31, 2012(2)	264,704
Oreck Corp.
492,386	Term Loan, 7.66%, Maturing February 2, 2012(4)	285,584
Sealy Mattress Co.
1,975,000	Term Loan, 6.34%, Maturing August 25, 2011	1,935,500
300,000	Term Loan, 6.36%, Maturing August 25, 2012	295,500

Principal Amount	Borrower/Tranche Description	Value
Home Furnishings (continued)
Simmons Co.
$1,000,000	Term Loan, Maturing December 19, 2011(2)	$965,000
1,808,978	Term Loan, 7.11%, Maturing December 19, 2011	1,717,574
		$11,996,016
Industrial Equipment — 2.1%
Aearo Technologies, Inc.
$945,250	Term Loan, 7.08%, Maturing July 2, 2014	$939,342
Alliance Laundry Holdings, LLC
464,894	Term Loan, 7.63%, Maturing January 27, 2012	460,245
Brand Energy and Infrastructure Services, Inc.
548,625	Term Loan, 8.13%, Maturing February 7, 2014	539,024
Bucyrus International, Inc.
498,750	Term Loan, 6.49%, Maturing May 4, 2014	491,269
CEVA Group PLC U.S.
246,299	Term Loan, 7.83%, Maturing January 4, 2014	240,141
747,742	Term Loan, 8.09%, Maturing January 4, 2014	729,049
Colfax Corp.
1,470,283	Term Loan, 7.13%, Maturing May 30, 2009	1,450,986
EPD Holdings (Goodyear Engineering Products)
131,250	Term Loan, 7.35%, Maturing July 13, 2014	126,492
916,453	Term loan, 7.46%, Maturing July 13, 2014	883,232
Flowserve Corp.
231,408	Term Loan, 6.40%, Maturing August 10, 2012	225,719
Generac Acquisition Corp.
1,292,000	Term Loan, 7.73%, Maturing November 7, 2013	1,168,799
Gleason Corp.
336,936	Term Loan, 6.85%, Maturing June 30, 2013	321,352
174,893	Term Loan, 6.85%, Maturing June 30, 2013	166,805
Itron, Inc.
443,823	Term Loan, 6.84%, Maturing April 18, 2014	434,809
Jason, Inc.
298,500	Term Loan, 7.53%, Maturing April 30, 2010	283,575
John Maneely Co.
1,490,283	Term Loan, 8.43%, Maturing December 8, 2013	1,335,134
Kinetek Acquisition Corp.
472,500	Term Loan, 7.33%, Maturing November 10, 2013	463,050
47,250	Term Loan, 7.35%, Maturing November 10, 2013	46,305
Loan Acquisitions Corp.
362,045	Term Loan, 7.35%, Maturing July 11, 2014	356,615
135,682	Term Loan, 7.41%, Maturing July 11, 2014	133,647
Polypore, Inc.
2,163,909	Term Loan, 7.10%, Maturing July 3, 2014	2,098,992
Sequa Corp.
500,000	Term Loan, 8.08%, Maturing November 30, 2014	491,875

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Industrial Equipment (continued)
Terex Corp.
$492,500	Term Loan, 6.58%, Maturing July 13, 2013	$491,269
TFS Acquisition Corp.
1,209,688	Term Loan, 8.33%, Maturing August 11, 2013	1,185,494
		$15,063,220
Insurance — 1.7%
Alliant Holdings I, Inc.
$698,250	Term Loan, 7.83%, Maturing August 21, 2014	$670,320
Amwins Group, Inc.
497,500	Term Loan, 7.81%, Maturing June 8, 2013	422,875
Applied Systems, Inc.
997,475	Term Loan, 7.42%, Maturing September 26, 2013	967,551
CCC Information Services Group, Inc.
785,685	Term Loan, 7.36%, Maturing February 10, 2013	775,864
Conseco, Inc.
4,457,490	Term Loan, 6.85%, Maturing October 10, 2013	4,106,463
Crawford & Company
880,357	Term Loan, 7.58%, Maturing October 31, 2013	853,946
Crump Group, Inc.
725,518	Term Loan, 7.83%, Maturing August 4, 2014	714,635
Hub International Holdings, Inc.
287,448	Term Loan, 6.07%, Maturing June 13, 2014(3)	272,716
1,280,331	Term Loan, 7.33%, Maturing June 13, 2014	1,214,714
U.S.I. Holdings Corp.
1,792,247	Term Loan, 7.58%, Maturing May 4, 2014	1,709,355
		$11,708,439
Leisure Goods / Activities / Movies — 4.7%
AMC Entertainment, Inc.
$2,664,558	Term Loan, 6.62%, Maturing January 26, 2013	$2,556,102
AMF Bowling Worldwide, Inc.
497,500	Term Loan, 7.68%, Maturing June 8, 2013	470,138
Bombardier Recreational Products
501,266	Term Loan, 7.70%, Maturing June 28, 2013	483,304
Carmike Cinemas, Inc.
750,000	Term Loan, Maturing May 19, 2012(2)	741,562
291,058	Term Loan, 8.50%, Maturing May 19, 2012	277,373
446,656	Term Loan, 8.65%, Maturing May 19, 2012	437,165
Cedar Fair, L.P.
3,706,171	Term Loan, 6.85%, Maturing August 30, 2012	3,517,157
Cinemark, Inc.
1,000,000	Term Loan, Maturing October 5, 2013(2)	950,000
2,950,946	Term Loan, 6.67%, Maturing October 5, 2013	2,797,227

Principal Amount	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
Dave & Buster's, Inc.
$73,125	Term Loan, 7.10%, Maturing March 8, 2013	$71,663
122,813	Term Loan, 7.10%, Maturing March 8, 2013	120,356
Deluxe Entertainment Services
59,055	Term Loan, 7.08%, Maturing January 28, 2011	54,035
1,232,528	Term Loan, 7.08%, Maturing January 28, 2011	1,127,763
113,929	Term Loan, 7.08%, Maturing January 28, 2011	104,245
DW Funding, LLC
776,450	Term Loan, 7.10%, Maturing April 30, 2011	760,921
Easton-Bell Sports, Inc.
1,974,893	Term Loan, 6.85%, Maturing March 16, 2012	1,893,429
Fender Musical Instruments Corp.
208,333	Term Loan, 6.97%, Maturing June 9, 2014	192,188
415,625	Term Loan, 7.16%, Maturing June 9, 2014	383,414
Mega Blocks, Inc.
1,480,587	Term Loan, 7.25%, Maturing July 26, 2012	1,354,737
Metro-Goldwyn-Mayer Holdings, Inc.
251,141	Term Loan, Maturing April 8, 2012(2)	233,333
1,000,000	Term Loan, Maturing April 8, 2012(2)	927,500
124,859	Term Loan, Maturing April 8, 2012(2)	116,743
862,062	Term Loan, 8.11%, Maturing April 8, 2012	801,787
National CineMedia, LLC
2,400,000	Term Loan, 6.87%, Maturing February 13, 2015	2,260,687
Regal Cinemas Corp.
2,962,500	Term Loan, 6.33%, Maturing November 10, 2010	2,820,602
Revolution Studios Distribution Co., LLC
679,667	Term Loan, 8.60%, Maturing December 21, 2014	669,472
Six Flags Theme Parks, Inc.
2,089,500	Term Loan, 7.25%, Maturing April 30, 2015	1,923,790
Universal City Development Partners, Ltd.
796,080	Term Loan, 6.84%, Maturing June 9, 2011	780,656
WMG Acquisition Corp.
3,977,496	Term Loan, 7.07%, Maturing February 28, 2011	3,808,452
Zuffa, LLC
995,000	Term Loan, 6.94%, Maturing June 20, 2016	850,725
		$33,486,526
Lodging and Casinos — 2.7%
Ameristar Casinos, Inc.
$736,228	Term Loan, 7.43%, Maturing November 10, 2012	$727,025
Bally Technologies, Inc.
1,231,744	Term Loan, 8.39%, Maturing September 5, 2009	1,230,461
CCM Merger, Inc.
195,002	Term Loan, 6.90%, Maturing April 25, 2012	187,689

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Lodging and Casinos (continued)
Green Valley Ranch Gaming, LLC
$1,255,154	Term Loan, 6.99%, Maturing February 16, 2014	$1,189,259
Herbst Gaming, Inc.
70,892	Term Loan, 9.24%, Maturing December 2, 2011	68,378
1,712,350	Term Loan, 9.49%, Maturing December 2, 2011	1,651,614
Isle of Capri Casinos, Inc.
435,547	Term Loan, 0.00%, Maturing November 30, 2013(3)	404,696
1,396,876	Term Loan, 6.58%, Maturing November 30, 2013	1,297,931
558,751	Term Loan, 6.58%, Maturing November 30, 2013	519,173
LodgeNet Entertainment Corp.
1,492,500	Term Loan, 6.83%, Maturing April 4, 2014	1,439,330
New World Gaming Partners, Ltd.
750,000	Term Loan, 8.75%, Maturing June 30, 2014	690,000
150,000	Term Loan, 8.75%, Maturing June 30, 2014	138,000
Penn National Gaming, Inc.
2,134,354	Term Loan, 6.71%, Maturing October 3, 2012	2,111,973
Seminole Tribe of Florida
62,105	Term Loan, 6.51%, Maturing March 5, 2014	61,135
211,842	Term Loan, 6.69%, Maturing March 5, 2014	208,532
216,599	Term Loan, 6.75%, Maturing March 5, 2014	213,215
Venetian Casino Resort/Las Vegas Sands Inc.
580,000	Term Loan, 0.00%, Maturing May 14, 2014(3)	545,431
2,308,400	Term Loan, 6.58%, Maturing May 23, 2014	2,170,815
VML US Finance, LLC
83,333	Term Loan, 7.08%, Maturing May 25, 2012	79,805
166,667	Term Loan, 7.08%, Maturing May 25, 2013	159,609
900,000	Term Loan, 7.08%, Maturing May 25, 2013	861,890
Wimar OpCo, LLC
2,800,525	Term Loan, 10.50%, Maturing January 3, 2012	2,794,302
		$18,750,263
Nonferrous Metals / Minerals — 1.6%
Alpha Natural Resources, LLC
$279,750	Term Loan, 6.59%, Maturing October 26, 2012	$275,670
Compass Minerals Group, Inc.
2,023,981	Term Loan, 6.38%, Maturing December 22, 2012	1,983,501
Magnum Coal Co.
66,013	Term Loan, 8.10%, Maturing March 15, 2013	60,072
649,699	Term Loan, 8.10%, Maturing March 15, 2013	591,226
Murray Energy Corp.
340,375	Term Loan, 7.91%, Maturing January 28, 2010	332,717
Noranda Aluminum Acquisition
2,449,250	Term Loan, 6.91%, Maturing May 18, 2014	2,362,505
Novelis, Inc.
458,633	Term Loan, 6.83%, Maturing June 28, 2014	432,643
1,008,992	Term Loan, 6.83%, Maturing June 28, 2014	951,816

Principal Amount	Borrower/Tranche Description	Value
Nonferrous Metals / Minerals (continued)
Oxbow Carbon and Mineral Holdings
$220,277	Term Loan, 6.83%, Maturing May 8, 2014	$205,959
2,460,542	Term Loan, 6.83%, Maturing May 8, 2014	2,300,607
Thompson Creek Metals Co.
694,652	Term Loan, 9.56%, Maturing October 26, 2012	687,706
Tube City IMS Corp.
108,108	Term Loan, 7.08%, Maturing January 25, 2014	104,685
885,203	Term Loan, 7.08%, Maturing January 25, 2014	857,171
		$11,146,278
Oil and Gas — 2.5%
Atlas Pipeline Partners, L.P.
$1,120,000	Term Loan, 7.60%, Maturing July 20, 2014	$1,112,533
Big West Oil, LLC
687,500	Term Loan, 0.00%, Maturing May 1, 2014(3)	670,742
556,250	Term Loan, 7.10%, Maturing May 1, 2014	542,691
Citgo Petroleum Corp.
454,736	Term Loan, 6.44%, Maturing November 15, 2012	444,504
Dresser, Inc.
2,455,288	Term Loan, 7.45%, Maturing May 4, 2014	2,357,691
Dynegy Holdings, Inc.
2,651,064	Term Loan, 6.36%, Maturing April 2, 2013	2,498,076
148,564	Term Loan, 6.75%, Maturing April 2, 2013	139,991
Energy Transfer Equity, L.P.
900,000	Term Loan, 6.65%, Maturing February 8, 2012	884,250
Enterprise GP Holdings L.P.
800,000	Term Loan, 7.49%, Maturing October 31, 2014	797,500
Hercules Offshore, Inc.
497,500	Term Loan, 6.58%, Maturing July 6, 2013	482,762
IFM (US) Colonial Pipeline 2, LLC
397,000	Term Loan, 7.09%, Maturing February 27, 2012	394,519
Kinder Morgan, Inc.
2,556,447	Term Loan, 6.35%, Maturing May 21, 2014	2,544,465
Niska Gas Storage
233,851	Term Loan, 6.74%, Maturing May 13, 2011	224,303
88,036	Term Loan, 6.81%, Maturing May 13, 2011	84,441
130,501	Term Loan, 7.32%, Maturing May 13, 2011	125,172
860,305	Term Loan, 7.32%, Maturing May 12, 2013	825,176
Targa Resources, Inc.
698,459	Term Loan, 6.71%, Maturing October 31, 2012	684,665
1,277,979	Term Loan, 6.90%, Maturing October 31, 2012	1,252,739
Volnay Acquisition Co.
1,602,000	Term Loan, 6.85%, Maturing January 12, 2014	1,569,960
		$17,636,180

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Publishing — 5.9%
American Media Operations, Inc.
$2,075,000	Term Loan, 8.25%, Maturing January 31, 2013	$2,041,281
Black Press US Partnership
373,056	Term Loan, 7.08%, Maturing August 2, 2013	361,631
614,444	Term Loan, 7.08%, Maturing August 2, 2013	595,627
CanWest MediaWorks, Ltd.
597,000	Term Loan, 7.08%, Maturing July 10, 2014	582,075
Dex Media West, LLC
81,933	Term Loan, 6.60%, Maturing March 9, 2010	80,128
308,869	Term Loan, 6.38%, Maturing September 9, 2010	302,562
GateHouse Media Operating, Inc.
1,503,261	Term Loan, 7.07%, Maturing August 28, 2014	1,299,569
596,739	Term Loan, 7.24%, Maturing August 28, 2014	515,881
Idearc, Inc.
5,496,361	Term Loan, 6.83%, Maturing November 17, 2014	5,243,715
Laureate Education, Inc.
283,561	Term Loan, 0.00%, Maturing August 17, 2014(3)	273,495
1,909,259	Term Loan, 8.73%, Maturing August 17, 2014	1,841,481
MediaNews Group, Inc.
399,300	Term Loan, 6.58%, Maturing August 25, 2010	371,349
2,260,787	Term Loan, 7.08%, Maturing August 2, 2013	2,119,488
Merrill Communications, LLC
1,678,996	Term Loan, 7.09%, Maturing February 9, 2009	1,620,231
Nebraska Book Co., Inc.
500,000	Term Loan, Maturing March 4, 2011(2)	486,250
1,331,795	Term Loan, 7.65%, Maturing March 4, 2011	1,292,881
Nelson Education, Ltd.
349,125	Term Loan, 7.33%, Maturing July 5, 2014	324,904
Newspaper Holdings, Inc.
350,000	Term Loan, 6.63%, Maturing July 24, 2014	329,000
Nielsen Finance, LLC
5,199,326	Term Loan, 7.28%, Maturing August 9, 2013	4,940,805
Penton Media, Inc.
994,987	Term Loan, 7.23%, Maturing February 1, 2013	906,994
Philadelphia Newspapers, LLC
474,459	Term Loan, 8.75%, Maturing June 29, 2013	426,420
R.H. Donnelley Corp.
426,831	Term Loan, 6.51%, Maturing June 30, 2010	414,107
Reader's Digest Association
5,118,847	Term Loan, 7.19%, Maturing March 2, 2014	4,670,948
SGS International, Inc.
792,240	Term Loan, 7.29%, Maturing December 30, 2011	780,356
196,496	Term Loan, 7.44%, Maturing December 30, 2011	193,549
Source Media, Inc.
646,577	Term Loan, 7.08%, Maturing November 8, 2011	614,248

Principal Amount	Borrower/Tranche Description	Value
Publishing (continued)
SP Newsprint Co.
$871,627	Term Loan, 8.60%, Maturing January 9, 2010	$860,732
The Star Tribune Co.
1,091,750	Term Loan, 7.08%, Maturing March 5, 2014	831,914
TL Acquisitions, Inc.
1,396,500	Term Loan, 7.60%, Maturing July 5, 2014	1,323,862
Tribune Co.
2,236,667	Term Loan, 7.99%, Maturing May 17, 2009	2,164,375
1,990,000	Term Loan, 7.91%, Maturing May 17, 2014	1,699,211
Xsys US, Inc.
132,027	Term Loan, 7.39%, Maturing September 27, 2013	124,204
134,855	Term Loan, 7.39%, Maturing September 27, 2014	127,539
Xsys, Inc.
645,050	Term Loan, 7.39%, Maturing September 27, 2013	606,831
645,050	Term Loan, 7.39%, Maturing September 27, 2014	610,056
Yell Group, PLC
850,000	Term Loan, 6.85%, Maturing February 10, 2013	816,930
		$41,794,629
Radio and Television — 4.5%
Block Communications, Inc.
$147,000	Term Loan, 6.83%, Maturing December 22, 2011	$141,855
Citadel Broadcasting Corp.
4,975,000	Term Loan, 6.46%, Maturing June 12, 2014	4,524,141
CMP Susquehanna Corp.
1,423,929	Term Loan, 7.03%, Maturing May 5, 2013	1,335,379
Cumulus Media, Inc.
1,374,427	Term Loan, 6.91%, Maturing June 11, 2014	1,323,459
Discovery Communications, Inc.
2,537,250	Term Loan, 6.83%, Maturing April 30, 2014	2,463,353
Emmis Operating Co.
1,465,327	Term Loan, 6.84%, Maturing November 2, 2013	1,358,480
Entravision Communications Corp.
240,000	Term Loan, 6.73%, Maturing September 29, 2013	228,100
Gray Television, Inc.
1,794,500	Term Loan, 6.73%, Maturing January 19, 2015	1,674,493
HIT Entertainment, Inc.
1,746,202	Term Loan, 7.23%, Maturing March 20, 2012	1,706,912
LBI Media, Inc.
245,625	Term Loan, 6.35%, Maturing March 31, 2012	235,800
Live Nation Worldwide, Inc.
826,403	Term Loan, 7.58%, Maturing December 21, 2013	801,611
Local TV Finance, LLC
995,000	Term Loan, 7.31%, Maturing May 7, 2013	939,031

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Radio and Television (continued)
NEP II, Inc.
$818,809	Term Loan, 7.11%, Maturing February 16, 2014	$780,939
Nexstar Broadcasting, Inc.
156,926	Term Loan, 6.58%, Maturing October 1, 2012	150,649
148,588	Term Loan, 6.58%, Maturing October 1, 2012	142,644
PanAmSat Corp.
3,153,219	Term Loan, 7.23%, Maturing January 3, 2014	3,100,289
Paxson Communications Corp.
250,000	Term Loan, 8.49%, Maturing January 15, 2012	237,813
Raycom TV Broadcasting, LLC
1,800,000	Term Loan, 6.38%, Maturing June 25, 2014	1,741,500
SFX Entertainment
122,672	Term Loan, 7.58%, Maturing June 21, 2013	118,992
Sirius Satellite Radio, Inc.
498,750	Term Loan, 7.13%, Maturing December 19, 2012	465,396
Spanish Broadcasting System, Inc.
859,555	Term Loan, 6.58%, Maturing June 10, 2012	800,102
Univision Communications, Inc.
225,391	Term Loan, 0.00%, Maturing September 29, 2014(3)	205,951
6,491,276	Term Loan, 7.21%, Maturing September 29, 2014	5,931,403
Young Broadcasting, Inc.
1,000,000	Term Loan, Maturing November 3, 2012(2)	930,000
243,750	Term Loan, 7.67%, Maturing November 3, 2012	220,469
		$31,558,761
Rail Industries — 0.4%
Kansas City Southern Railway Co.
$1,580,950	Term Loan, 6.78%, Maturing March 30, 2008	$1,545,378
RailAmerica, Inc.
950,000	Term Loan, 7.12%, Maturing August 14, 2008	933,375
		$2,478,753
Retailers (Except Food and Drug) — 2.1%
Amscan Holdings, Inc.
$347,320	Term Loan, 7.49%, Maturing May 25, 2013	$323,008
Claire's Stores, Inc.
248,750	Term Loan, 7.59%, Maturing May 24, 2014	210,287
Cumberland Farms, Inc.
1,481,250	Term Loan, 6.84%, Maturing September 29, 2013	1,459,031
FTD, Inc.
433,835	Term Loan, 6.60%, Maturing July 28, 2013	430,581
Harbor Freight Tools USA, Inc.
675,468	Term Loan, 7.22%, Maturing July 15, 2010	638,318
Josten's Corp.
1,172,914	Term Loan, Maturing October 4, 2011(2)	1,150,921
545,217	Term Loan, 6.72%, Maturing October 4, 2011	539,290

Principal Amount	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Neiman Marcus Group, Inc.
$2,083,824	Term Loan, 6.94%, Maturing April 5, 2013	$2,008,893
Orbitz Worldwide, Inc.
847,875	Term Loan, 7.84%, Maturing July 25, 2014	803,362
Oriental Trading Co., Inc.
1,926,047	Term Loan, 7.22%, Maturing July 31, 2013	1,820,114
Pep Boys - Manny, Moe, & Jack, (The)
1,016,247	Term Loan, 7.08%, Maturing January 27, 2011	999,733
Rent-A-Center, Inc.
1,816,465	Term Loan, 7.10%, Maturing November 15, 2012	1,723,372
Rover Acquisition Corp.
742,500	Term Loan, 7.15%, Maturing October 26, 2013	713,574
Savers, Inc.
112,786	Term Loan, 7.58%, Maturing August 11, 2012	109,402
122,757	Term Loan, 7.58%, Maturing August 11, 2012	119,074
The Yankee Candle Company, Inc.
2,218,166	Term Loan, 6.86%, Maturing February 6, 2014	2,079,531
		$15,128,491
Steel — 0.2%
Algoma Acquisition Corp.
$1,310,931	Term Loan, 7.33%, Maturing June 20, 2013	$1,248,661
		$1,248,661
Surface Transport — 0.6%
Baker Corp.
$995,000	Term Loan, 7.12%, Maturing May 8, 2014	$970,125
Gainey Corp.
967,332	Term Loan, 11.25%, Maturing April 20, 2012	700,348
Oshkosh Truck Corp.
1,036,875	Term Loan, 6.90%, Maturing December 6, 2013	997,168
Swift Transportation Co., Inc.
1,877,907	Term Loan, 7.94%, Maturing May 10, 2014	1,549,861
		$4,217,502
Telecommunications — 2.6%
Alaska Communications Systems Holdings, Inc.
$333,333	Term Loan, 6.58%, Maturing February 1, 2012	$319,653
1,367,917	Term Loan, 6.58%, Maturing February 1, 2012	1,311,775
Alltell Communication
500,000	Term Loan, Maturing May 16, 2015(2)	481,875
771,125	Term Loan, 7.78%, Maturing May 16, 2015	744,054
Asurion Corp.
1,750,000	Term Loan, 7.88%, Maturing July 13, 2012	1,692,579
Cellular South, Inc.
375,000	Term Loan, 0.00%, Maturing May 29, 2014(3)	361,875
1,119,375	Term Loan, 6.41%, Maturing May 29, 2014	1,080,197

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Telecommunications (continued)
Centennial Cellular Operating Co., LLC
$320,833	Term Loan, 6.85%, Maturing February 9, 2011	$313,481
Cincinnati Bell, Inc.
131,875	Term Loan, 6.65%, Maturing August 31, 2012	128,298
CommScope, Inc.
800,000	Term Loan, 7.36%, Maturing November 19, 2014	791,500
Crown Castle Operating Co.
372,188	Term Loan, 6.64%, Maturing January 9, 2014	355,971
FairPoint Communications, Inc.
1,340,000	Term Loan, 6.63%, Maturing February 8, 2012	1,325,260
Intelsat Bermuda, Ltd.
575,000	Term Loan, 7.73%, Maturing February 1, 2014	567,813
Intelsat Subsidiary Holding Co.
272,250	Term Loan, 6.98%, Maturing July 3, 2013	270,548
Iowa Telecommunications Services
1,450,000	Term Loan, 6.68%, Maturing November 23, 2011	1,409,673
IPC Systems, Inc.
1,393,000	Term Loan, 7.09%, Maturing May 31, 2014	1,210,169
NTelos, Inc.
1,852,972	Term Loan, 7.10%, Maturing August 24, 2011	1,831,662
Stratos Global Corp.
196,000	Term Loan, 7.59%, Maturing February 13, 2012	190,733
Telesat Canada, Inc.
39,370	Term Loan, Maturing October 22, 2014(2)	38,730
460,630	Term Loan, Maturing October 22, 2014(2)	453,145
419,145	Term Loan, 7.95%, Maturing October 22, 2014	407,179
35,824	Term Loan, 8.00%, Maturing October 22, 2014(3)	34,802
Triton PCS, Inc.
2,221,085	Term Loan, 8.10%, Maturing November 18, 2009	2,217,383
Windstream Corp.
818,641	Term Loan, 6.71%, Maturing July 17, 2013	805,083
		$18,343,438
Utilities — 2.3%
AEI Finance Holding, LLC
$150,829	Revolving Loan, 4.73%, Maturing March 30, 2012	$144,419
1,124,579	Term Loan, 7.83%, Maturing March 30, 2014	1,076,784
Astoria Generating Co.
1,101,285	Term Loan, 6.91%, Maturing February 23, 2013	1,069,898
BRSP, LLC
467,151	Term Loan, 7.91%, Maturing July 13, 2009	461,311
Calpine Corp.
1,488,750	DIP Loan, 7.08%, Maturing March 30, 2009	1,453,392
Covanta Energy Corp.
635,155	Term Loan, 4.60%, Maturing February 9, 2014	606,044
1,280,172	Term Loan, 6.57%, Maturing February 9, 2014	1,221,497

Principal Amount	Borrower/Tranche Description	Value
Utilities (continued)
Elster Group GmbH (Ruhrgas)
$95,003	Term Loan, 6.91%, Maturing June 12, 2013	$93,435
LS Power Acquisition Co.
196,885	Term Loan, 6.85%, Maturing May 1, 2014	195,655
Mirant North America, LLC
237,773	Term Loan, 6.60%, Maturing January 3, 2013	228,262
NRG Energy, Inc.
1,456,972	Term Loan, 6.48%, Maturing June 1, 2014	1,392,683
3,155,445	Term Loan, 6.58%, Maturing June 1, 2014	3,016,211
NSG Holdings, LLC
63,468	Term Loan, Maturing June 15, 2014(2)	59,818
480,348	Term Loan, Maturing June 15, 2014(2)	452,728
51,020	Term Loan, 6.56%, Maturing June 15, 2014	47,800
386,143	Term Loan, 6.56%, Maturing June 15, 2014	361,773
Pike Electric, Inc.
107,940	Term Loan, 6.75%, Maturing July 1, 2012	106,321
TXU Texas Competitive Electric Holdings Co., LLC
1,000,000	Term Loan, Maturing October 10, 2014(2)	982,500
598,500	Term Loan, 8.40%, Maturing October 10, 2014	588,251
1,097,250	Term Loan, 8.40%, Maturing October 10, 2014	1,081,026
USPF Holdings, LLC
995,000	Term Loan, 6.96%, Maturing April 11, 2014	935,300
Vulcan Energy Corp.
776,840	Term Loan, 6.38%, Maturing July 23, 2010	763,245
		$16,338,353
Total Senior Floating-Rate Interests (identified cost $700,276,804)		$670,454,128
Corporate Bonds & Notes — 0.1%
Principal Amount (000's omitted)	Security	Value
Electronics / Electrical — 0.0%
NXP BV/NXP Funding, LLC, Variable Rate
$300	7.993%, 10/15/13	$277,125
		$277,125
Telecommunications — 0.1%
Qwest Corp., Sr. Notes, Variable Rate
$300	8.241%, 6/15/13	$307,500
		$307,500
Total Corporate Bonds & Notes (identified cost $601,200)		$584,625

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 7.2%
Time Deposits — 1.4%
Principal Amount (000's omitted)	Description	Value
$10,017	Royal Bank of Canada, 4.25%, 1/2/08	$10,017,000
Total Time Deposits (identified cost $10,017,000)		$10,017,000
Commercial Paper — 5.8%

Principal Amount	Borrower	Rate	Maturity Date	Amount
$6,982,000	Abbey National, LLC	4.61%	01/02/08	$6,981,106
7,000,000	AT&T, Inc.(5)	4.10%	01/02/08	6,999,203
6,999,000	Fortis Funding, LLC(5)	4.645%	01/07/08	6,993,581
7,002,000	General Electric Capital Corp.	4.20%	01/23/08	6,984,028
5,951,000	Novartis Finance Corp.(5)	3.25%	01/02/08	5,950,463
6,982,000	Societe Generale N.A.	4.43%	01/03/08	6,980,282

Total Commercial Paper (identified cost $40,888,663)	$40,888,663
Total Short-Term Investments (identified cost $50,905,663)	$50,905,663
Total Investments — 102.4% (identified cost $751,783,668)	$721,944,416
Less Unfunded Loan Commitments — (0.6)%	$(4,076,921)
Net Investments — 101.8% (identified cost $747,706,747)	$717,867,495
Other Assets, Less Liabilities — (1.8)%	$(12,576,234)
Net Assets — 100.0%	$705,291,261

DIP - Debtor in Possession

REIT - Real Estate Investment Trust

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  This Senior Loan will settle after December 31, 2007, at which time the interest rate will be determined.

(3)  Unfunded or partially unfunded loan commitments. See Note 1H for description.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund.

(5)  A security which has been issued under section 4(2) of the Securities Act of 1933 and is generally regarded as restricted and illiquid. This security may be resold in transactions exempt from registration or to the public if the security is registered. All such securities held are deemed liquid based on criteria and procedures authorized by the Trustees.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investments, at value (identified cost, $747,706,747)	$717,867,495
Cash	9,030,047
Receivable for investments sold	455,855
Receivable for Fund shares sold	691,496
Interest receivable	1,283,913
Prepaid expenses	39,097
Total assets	$729,367,903
Liabilities
Payable for investments purchased	$23,035,454
Payable to affiliate for investment advisory fee	338,531
Payable to affiliate for distribution fees	147,187
Payable for Fund shares redeemed	58,342
Dividends payable	13,986
Payable to affiliate for Trustees' fees	6,306
Payable for shareholder servicing fees	290,344
Accrued expenses	186,492
Total liabilities	$24,076,642
Net Assets	$705,291,261
Sources of Net Assets
Paid-in capital	$736,539,430
Accumulated net realized loss (computed on the basis of identified cost)	(1,394,933)
Accumulated distributions in excess of net investment income	(13,984)
Net unrealized depreciation (computed on the basis of identified cost)	(29,839,252)
Total	$705,291,261
Net Asset Value, Offering Price and Redemption Price Per Share
($705,291,261 ÷ 73,640,311 shares of beneficial interest outstanding)	$9.58

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Interest	$45,330,003
Total investment income	$45,330,003
Expenses
Investment adviser fee	$3,507,859
Trustees' fees and expenses	25,490
Shareholder servicing fees	1,435,200
Distribution fees	1,525,156
Custodian fee	284,797
Legal and accounting services	89,292
Transfer and dividend disbursing agent fees	12,000
Printing and postage	6,355
Miscellaneous	64,974
Total expenses	$6,951,123
Deduct — Reduction of custodian fee	$117,357
Total expense reductions	$117,357
Net expenses	$6,833,766
Net investment income	$38,496,237
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(664,744)
Foreign currency transactions	466
Net realized loss	$(664,278)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(30,496,821)
Net change in unrealized appreciation (depreciation)	$(30,496,821)
Net realized and unrealized loss	$(31,161,099)
Net increase in net assets from operations	$7,335,138

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations — Net investment income	$38,496,237	$13,440,626
Net realized loss from investment and foreign currency transactions	(664,278)	(406,916)
Net change in unrealized appreciation (depreciation) from investments	(30,496,821)	134,769
Net increase in net assets from operations	$7,335,138	$13,168,479
Distributions to shareholders — From net investment income	$(38,505,958)	$(13,469,226)
Tax return of capital	(22,394)	—
Total distributions to shareholders	$(38,528,352)	$(13,469,226)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$422,766,756	$362,026,269
Net asset value of shares issued to shareholders in payment of distributions declared	36,966,736	12,354,775
Cost of shares redeemed	(169,788,221)	(25,724,292)
Net increase in net assets from Fund share transactions	$289,945,271	$348,656,752
Net increase in net assets	$258,752,057	$348,356,005
Net Assets
At beginning of year	$446,539,204	$98,183,199
At end of year	$705,291,261	$446,539,204
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(13,984)	$(7,338)

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,
	2007(1)		2006(1)	2005(1)	2004(1)	2003
Net asset value — Beginning of year	$10.040		$10.080	$10.100	$10.070	$10.000
Income (loss) from operations
Net investment income	$0.622		$0.602	$0.406	$0.257	$0.222
Net realized and unrealized gain (loss)	(0.459)		(0.062)	(0.024)	0.026	0.070
Total income from operations	$0.163		$0.540	$0.382	$0.283	$0.292
Less distributions
From net investment income	$(0.623)		$(0.580)	$(0.402)	$(0.253)	$(0.222)
Tax return of capital	(0.000	)(3)	—	—	—	—
Total distributions	$(0.623)		$(0.580)	$(0.402)	$(0.253)	$(0.222)
Net asset value — End of year	$9.580		$10.040	$10.080	$10.100	$10.070
Total Return(2)	1.62%		5.50%	3.86%	2.82%	2.93%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$705,291		$446,539	$98,183	$74,984	$45,412
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.14%		1.19%	1.27%	1.27%	1.36%
Expenses after custodian fee reduction	1.12%		1.16%	1.25%	1.26%	1.36%
Net investment income	6.30%		6.00%	4.03%	2.55%	2.18%
Portfolio Turnover	45%		38%	60%	61%	65%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Amount less than $0.001.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENT

1  Significant Accounting Policies

Eaton Vance VT Floating-Rate Income Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to provide a high level of current income. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Fund's investments are primarily in interests in senior floating-rate loans (Senior Loans). Interests in Senior Loans for which reliable market quotations are readily available are valued on the basis of prices furnished by an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior loans are valued in the same manner as Senior Loans.

Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,324,550 which will reduce its taxable income arising from future

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENT CONT'D

net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2012 ($48,462), December 31, 2013 ($248,072), December 31, 2014 ($194,302) and December 31, 2015 ($833,714).

Additionally, at December 31, 2007, the Fund had a net capital loss of $62,928 attributable to security transactions incurred after October 31, 2007. This net capital loss is treated as arising on the first day of the Fund's taxable year ending December 31, 2008.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforward from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENT CONT'D

asset value on the ex-dividend date, or, if an election is made on behalf of a separate account, to receive some or all of the distribution in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Ordinary income	$38,505,958	$13,469,226
Tax return of capital	$22,394	$—

During the year ended December 31, 2007, accumulated net realized loss was increased by $3,075 and accumulated distributions in excess of net investment income was decreased by $3,075 due to differences between book and tax accounting, primarily for premium amortization and foreign currency gain/loss. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October loss	$(1,387,478)
Other temporary differences	$(13,986)
Net unrealized depreciation	$(29,846,707)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences in book and tax accounting for wash sales, premium amortization and the timing of recognizing distributions to shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.575% of the Fund's average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level and is payable monthly. For the year ended December 31, 2007, the fee amounted to $3,507,859. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund's principal underwriter and a subsidiary of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution fee of 0.25% per annum of the Fund's average daily net assets for the sale and distribution of Fund shares. Distribution fees for the year ended December 31, 2007 amounted to $1,525,156. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5  Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan ("Servicing Plan"). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its shares that are

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENT CONT'D

subject to shareholder servicing agreements. For the year ended December 31, 2007, shareholder servicing fees were equivalent to 0.23% per annum of the Fund's average daily net assets and amounted to $1,435,200.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short term obligations and including maturities and principal repayments on Senior Loans aggregated $548,778,283 and $253,487,946, respectively, for the year ended December 31, 2007.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). At December 31, 2007, separate accounts of two insurance companies each owned more than 10% of the Fund's shares outstanding aggregating 95.6% of the Fund's shares outstanding. Transactions in Fund shares were as follows:

	Year Ended December 31,
	2007	2006
Sales	42,552,092	36,067,838
Issued to shareholders electing to receive payments of distributions in Fund shares	3,759,307	1,230,525
Redemptions	(17,154,153)	(2,559,352)
Net increase	29,157,246	34,739,011

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$747,714,202
Gross unrealized appreciation	$96,262
Gross unrealized depreciation	(29,942,969)
Net unrealized depreciation	$(29,846,707)

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $1.5 billion unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at the bank's base rate or an amount above LIBOR. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

10  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Floating-Rate Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Floating-Rate Income Fund (the "Fund") (one of the series of Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of December 31, 2007, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Floating-Rate Income Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of Eaton Vance VT Floating-Rate Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser's experience in managing senior loan portfolios. The Board noted the experience of the Adviser's 30 bank loan investment professionals and other personnel who provide services to the Fund, including five portfolio managers and 17 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2006 for the Fund. The Board noted that the Fund's performance relative to its peers is affected by management's focus on reducing volatility. The Board concluded that the performance of the Fund was satisfactory.

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance VT Floating-Rate Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "OrbiMed" refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Since 2007	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

Eaton Vance VT Floating-Rate Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 2000	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Samuel D. Isaly 3/12/45	Vice President	Since 2000	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR

Scott H. Page 11/30/59	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2000	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVC, EVM, BMR, EVD, and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

Investment Adviser and Administrator of Eaton Vance VT Floating-Rate Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance VT Floating-Rate Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1939-2/08  VTFRHSRC

Annual Report December 31, 2007

EATON VANCE
VT
WORLDWIDE
HEALTH
SCIENCES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any expenses and charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy ("variable contracts") (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of owning different funds. In addition, if expenses and charges imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Worldwide Health Sciences Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual	$1,000.00	$1,004.00	$7.53	**
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,017.70	$7.58	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.49% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. Expenses shown do not include insurance-related charges.

**  Absent a performance fee adjustment during the period, expenses would have been higher.

4

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

ManagEMEnt’s disCussion of fund pErforManCE

  Samuel D. Isaly

  Lead Portfolio Manager

  Sven H. Borho, CFA

  Geoffrey C. Hsu, CFA

  Richard D. Klemm, Ph.D., CFA

  Trevor M. Polischuk, Ph.D.

Economic and Market Conditions

•    During the first half of the year ended December 31, 2007, the worldwide market for prescription drugs continued to grow at a healthy pace. Coming off a solid year in 2006, in which prescription drug sales increased 7% to $643 billion (8%, or $274 billion in the United States), pharmaceutical revenues saw healthy growth in the first six months of the period. In the biotechnology and medical device industries, mergers and acquisitions (M&A) activity became a dominant theme, which bolstered stock prices.

•    During the second half of the year, the broader stock market declined on economic concerns unrelated to health care, and this decline had a dampening effect on health care stocks. Troubles with subprime mortgages and the U.S. housing crisis, along with record high crude oil prices, rattled the financial markets, leading to concerns of an economic slowdown. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in equity and fixed-income markets continued through year end.

•    Political rhetoric during the presidential campaign also contributed to a general decline of health care stocks in the second half of the period, as many candidates attacked the drug industry, causing investors to be more cautious about the sector as a whole. In addition, a record low number of drug approvals by the Food and Drug Administration (FDA) limited the sector’s performance.

Management Discussion

•    The Fund invests the majority of its assets in pharmaceutical and biotechnology companies, shifting the weighting of each as management identifies believed trends and potential investment opportunities. A smaller percentage of the Fund’s assets is invested in medical device companies.

•    During the year ended December 31, 2007, the Fund outperformed its primary benchmark, the S&P 500 Index due to stock selection. The Fund also outperformed its secondary benchmark, the Morgan Stanley Capital International World Pharmaceuticals, Biotechnology and Life Sciences Index (the “MSCI Index”) due to outperformance from medical device companies, cancer drug companies, and molecular diagnostics companies, which attack diseases at the molecular, or genetic, level. In addition, several large biotechnology holdings in the Fund were acquired during the first half of the year, supporting management’s belief that increased M&A activity in this sector would occur, and bolstering the Fund’s performance. The Fund underperformed the Lipper Health/Biotechnology Fund Classification average.(2)

•    The primary holding limiting the Fund’s performance, relative to the MSCI Index, was a large biotechnology company that declined due to questions raised by the FDA, which hurt the company’s sales and caused the company to reduce its workforce. However, management believes this cost-cutting effort will benefit the company over the longer term.(2)

Eaton Vance Vt Worldwide Health Sciences Fund
Total Return Performance 12/31/06 – 12/31/07

The Fund At Net Asset Value(1)	6.17%
S&P 500 Index(2)	5.49
MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index(2)	1.14
Lipper Health/Biotechnology Fund Average(2)	8.81

(1) There is no sales charge. Insurance-related charges are not included in the calculations of returns. Such expenses would reduce the overall returns shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Absent a performance fee adjustment during the period, the return would have been lower.

(2) It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The S&P 500 Index is a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. The MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index is an unmanaged global index of common stocks in the pharmaceutical, biotechnology and life sciences industries. The Lipper return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. The Fund’s performance is compared to the performance of a domestic index and a foreign index because it invests in domestic and foreign securities.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

portfoLio CoMposition

Common Stock Sector Distribution†
By net assets

Country Concentration of Fund†

By net assets

† As a percentage of Fund net assets as of 12/31/07.

Top Ten Common Stock Holdings*
By net assets

Schering-Plough Corp.	5.5%
Genzyme Corp.	5.2
Gen-Probe, Inc.	5.0
Novartis AG	4.8
Genentech, Inc.	4.4
Takeda Pharmaceutical Co., Ltd	4.2
Baxter International, Inc.	4.1
Amgen, Inc.	3.7
OSI Pharmaceuticals, Inc.	3.6
Covidien, Ltd.	3.6

* Top Ten Common Stock Holdings represented 44.1% of Fund net assets as of 12/31/07.

2

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

fund PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index commonly used as a measure of U.S. stock market performance, and the Morgan Stanley Capital International (MSCI) World Pharmaceuticals, Biotechnology and Life Sciences Index, an unmanaged global index of common stocks in the pharmaceutical, biotechnology and life science industries. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund, the S&P 500 Index and the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index. The table includes the total return of the Fund at net asset value. There is no sales charge. The performance presented below does not reflect the deduction of insurance-related charges or of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance(1)

Average Annual Total Returns at net asset value

One Year	6.17%
Five Years	9.42
Life of Fund†	3.74

†Inception Date – 5/2/01

(1)   The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown. Absent a performance fee adjustment during the period, performance would have been lower.

Total Annual
Operating Expenses(2)

Gross Expense Ratio	1.82%
Net Expense Ratio	1.61

(2)From the Fund’s prospectus dated 5/1/07. Total Annual Fund Operating Expenses were 1.61% after applying the performance fee adjustment of 0.21%. For a description of the performance fee adjustment, see “Management and Organization” in the Fund’s prospectus. Absent a performance fee adjustment during the period, expenses would have been higher.

*Source: Thomson Financial. Investment operations commenced 5/2/01.

The graph does not reflect the deduction of insurance-related charges or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Indices’ total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an index. Index performance is available as of month-end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 93.97%
Security	Shares	Value	Percentage of Net Assets
Major Capitalization-Europe — 11.56%(1)
Merck KGaA Co.	5,900	$763,032	3.35%
Novartis AG	20,000	1,093,747	4.80%
Roche Holding AG	4,500	777,896	3.41%
		$2,634,675	11.56%
Major Capitalization-Far East — 11.78%(1)
Astellas Pharma, Inc.	12,000	$520,447	2.28%
Chugai Pharmaceuticals Co., Ltd.	42,000	600,676	2.63%
Shionogi & Co., Ltd.	33,900	601,016	2.64%
Takeda Pharmaceutical Co., Ltd.	16,500	963,944	4.23%
		$2,686,083	11.78%
Major Capitalization-North America — 36.79%(1)
Abbott Laboratories	13,000	$729,950	3.20%
Amgen, Inc.(2)	18,000	835,920	3.67%
Baxter International, Inc.	16,000	928,800	4.08%
Biogen Idec, Inc.(2)	13,000	739,960	3.25%
Bristol-Myers Squibb Co.	17,000	450,840	1.98%
Covidien, Ltd.	18,400	814,936	3.58%
Genentech, Inc.(2)	15,000	1,006,050	4.41%
Genzyme Corp.(2)	15,900	1,183,596	5.19%
Pfizer, Inc.	19,600	445,508	1.95%
Schering-Plough Corp.	46,900	1,249,416	5.48%
		$8,384,976	36.79%
Small & Mid Capitalization-North America — 33.84%(1)
Align Technology, Inc.(2)	26,000	$433,680	1.90%
BioMarin Pharmaceutical, Inc.(2)	21,400	757,560	3.32%
Endo Pharmaceuticals Holdings, Inc.(2)	5,300	141,351	0.62%
Exelixis, Inc.(2)	35,200	303,776	1.33%
Genomic Health, Inc.(2)	14,300	323,752	1.42%
Gen-Probe, Inc.(2)	18,000	1,132,740	4.97%
ImClone Systems, Inc.(2)	11,000	473,000	2.08%
InterMune, Inc.(2)	18,000	239,940	1.05%
LifeCell Corp.(2)	12,000	517,320	2.27%
Millennium Pharmaceuticals, Inc.(2)	30,200	452,396	1.99%
Mylan, Inc.	33,700	473,822	2.08%
NPS Pharmaceuticals, Inc.(2)	34,800	133,284	0.58%
Onyx Pharmaceuticals, Inc.(2)	11,600	645,192	2.83%

Security	Shares	Value	Percentage of Net Assets
Small & Mid Capitalization-North America (continued)
OSI Pharmaceuticals, Inc.(2)	17,000	$824,670	3.62%
Sepracor, Inc.(2)	16,000	420,000	1.84%
Vertex Pharmaceuticals, Inc.(2)	19,000	441,370	1.94%
		$7,713,853	33.84%
Total Common Stocks (identified cost $17,688,361)		$21,419,587
Short-Term Investments — 6.35%
Security	Principal Amount (000's omitted)	Value	Percentage of Net Assets
Abbey National, LLC, Commercial Paper, 4.61%, 1/2/08	$305	$304,961	1.34%
Fortis Funding, LLC, Commercial Paper, 4.645%, 1/7/08	150	149,884	0.66%
Royal Bank of Canada, Time Deposit, 4.25%, 1/2/08	992	992,000	4.35%
Total Short-Term Investments (identified cost $1,446,845)		$1,446,845
Total Investments (identified cost $19,135,206)		$22,866,432	100.32%
Other Assets, Less Liabilities		$(73,200)	(0.32)%
Net Assets		$22,793,232	100.00%

(1)  Major capitalization is defined as market value of $5 billion or more. Small & Mid Capitalization is defined as market value less than $5 billion.

(2)  Non-income producing security.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	76.98%	$17,545,674
Japan	11.78	2,686,084
Switzerland	8.21	1,871,642
Germany	3.35	763,032
	100.32%	$22,866,432

See notes to financial statements
5

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investments, at value (identified cost, $19,135,206)	$22,866,432
Cash	51
Receivable for investments sold	5,819
Receivable for Fund shares sold	233
Dividends and interest receivable	8,845
Tax reclaims receivable	17,693
Total assets	$22,899,073
Liabilities
Payable for Fund shares redeemed	$24,456
Payable to affiliate for investment advisory fee	17,017
Payable for shareholder servicing fees	8,499
Payable to affiliate for distribution fees	4,978
Payable to affiliate for Trustees' fees	46
Accrued expenses	50,845
Total liabilities	$105,841
Net Assets	$22,793,232
Sources of Net Assets
Paid-in capital	$16,671,538
Accumulated undistributed net realized gain (computed on the basis of identified cost)	2,388,479
Net unrealized appreciation (computed on the basis of identified cost)	3,733,215
Total	$22,793,232
Net Asset Value, Offering Price and Redemption Price Per Share
($22,793,232 ÷ 1,801,119 shares of beneficial interest outstanding)	$12.66

Statement of Operations

For the Year Ended
December 31, 2007

Investment Income
Dividends (net of foreign taxes, $8,351)	$174,537
Interest	47,984
Total investment income	$222,521
Expenses
Investment adviser fee	$179,515
Trustees' fees and expenses	562
Shareholder servicing fees	34,315
Distribution fees	61,152
Custodian fee	40,650
Legal and accounting services	33,878
Transfer and dividend disbursing agent fees	12,000
Printing and postage	146
Miscellaneous	5,608
Total expenses	$367,826
Deduct — Reduction of investment adviser fee	$108
Total expense reductions	$108
Net expenses	$367,718
Net investment loss	$(145,197)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$3,039,473
Disposal of an investment in violation of restrictions and net increase from payment by affiliate	0
Foreign currency transactions	(7,801)
Net realized gain	$3,031,672
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(1,362,533)
Foreign currency	1,836
Net change in unrealized appreciation (depreciation)	$(1,360,697)
Net realized and unrealized gain	$1,670,975
Net increase in net assets from operations	$1,525,778

See notes to financial statements
6

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
From operations —
Net investment loss	$(145,197)	$(182,017)
Net realized gain (loss) from investment transactions, disposal of an investment in violation of restrictions and net increase from payment by affiliate, and foreign currency transactions	3,031,672	(141,580)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(1,360,697)	288,506
Net increase (decrease) in net assets from operations	$1,525,778	$(35,091)
Distributions to shareholders — From net realized gain	$(206,765)	$—
Total distributions to shareholders	$(206,765)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares	$2,021,809	$3,919,305
Net asset value of shares issued to shareholders in payment of distributions declared	206,765	—
Cost of shares redeemed	(6,610,938)	(6,976,263)
Net decrease in net assets from Fund share transactions	$(4,382,364)	$(3,056,958)
Net decrease in net assets	$(3,063,351)	$(3,092,049)
Net Assets
At beginning of year	$25,856,583	$28,948,632
At end of year	$22,793,232	$25,856,583

See notes to financial statements
7

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,
	2007(1)		2006(1)		2005(1)	2004(1)	2003(1)
Net asset value — Beginning of year	$12.030		$12.030		$11.240	$10.580	$8.140
Income (loss) from operations
Net investment loss	$(0.075)		$(0.077)		$(0.090)	$(0.127)	$(0.141)
Net realized and unrealized gain	0.808		0.077		0.880	0.787	2.581
Total income from operations	$0.733		$—		$0.790	$0.660	$2.440
Less distributions
From net realized gain	$(0.103)		$—		$—	$—	$—
Total distributions	$(0.103)		$—		$—	$—	$—
Net asset value — End of year	$12.660		$12.030		$12.030	$11.240	$10.580
Total Return(2)	6.17	%(4)	0.00	%(3)	7.03%	6.24%	29.98%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$22,793		$25,857		$28,949	$28,208	$24,284
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.50	%(5)	1.61%		1.72%	1.88%	2.19%
Expenses after custodian fee reduction	1.50	%(5)	1.61%		1.72%	1.88%	2.19%
Net investment loss	(0.59)%		(0.65)%		(0.82)%	(1.18)%	(1.48)%
Portfolio Turnover	65%		22%		14%	21%	29%

(1)  Net investment loss was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  During the year ended December 31, 2006, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return.

(4)  During the year ended December 31, 2007, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment security which did not meet investment guidelines. The loss was less than $0.01 per share and had no effect on total return.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2007).

See notes to financial statements
8

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance VT Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of securities of health sciences companies. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties,

9

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contracts for hedging purposes as well as for non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in shares of the Fund at the net asset value on the ex-dividend date, or if an election is made on behalf of a separate account, to receive some or all of the distribution in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

10

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

The tax character of distributions declared for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Year Ended December 31,
	2007	2006
Distributions declared from:
Long-term capital gains	$206,765	—

During the year ended December 31, 2007, accumulated undistributed net realized gain was increased by $7,801, accumulated net investment loss was decreased by $145,197, and paid-in capital was decreased by $152,998 due to differences between book and tax accounting, primarily for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed net realized gain	$2,413,899
Net unrealized appreciation	$3,707,795

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by OrbiMed Advisors, LLC (OrbiMed) as compensation for investment advisory services rendered to the Fund. The fee is computed at the annual rate of 1% of the Fund's first $30 million in average daily net assets, 0.90% of the next $20 million in average daily net assets, 0.75% of the next $450 million in average daily net assets, and 0.70% of the next $500 million in average daily net assets, and is payable monthly. The fee rate declines for net assets of $1 billion and greater. In addition, effective May 1, 2002, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Fund based upon the investment performance of the Fund compared to the Standard & Poor's 500 Index over a 36-month performance period. For the year ended December 31, 2007, the investment adviser fee, net of a downward performance adjustment of $65,093, was equivalent to 0.73% per annum of the Fund's average daily net assets and amounted to $179,515. The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the year ended December 31, 2007, OrbiMed waived $108 of its advisory fee. Eaton Vance Management (EVM) serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund's principal underwriter and a subsidiary of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of OrbiMed's or EVM's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund are officers of the above organizations.

During the year ended December 31, 2007, the Fund realized a loss of $1,992 due to the sale of an investment security not meeting investment guidelines, and was reimbursed for such loss by OrbiMed.

4  Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan allows the Fund to pay EVD a distribution fee of 0.25% per annum of its average daily net assets for the sale and distribution of Fund shares. Distribution fees for the year ended December 31, 2007 amounted to $61,152. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5  Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan ("Servicing Plan"). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable

11

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its shares that are subject to shareholder servicing agreements. For the year ended December 31, 2007, shareholder servicing fees were equivalent to 0.14% per annum of the Fund's average daily net assets and amounted to $34,315.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $15,266,940 and $20,778,509, respectively, for the year ended December 31, 2007.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). At December 31, 2007, separate accounts of two insurance companies owned 58% and 42%, respectively, of the outstanding shares of the Fund. Transactions in Fund shares were as follows:

	Year Ended December 31,
	2007	2006
Sales	159,684	331,874
Issued to shareholders electing to receive payments of distributions in Fund shares	17,886	—
Redemptions	(526,535)	(588,302)
Net decrease	(348,965)	(256,428)

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$19,160,626
Gross unrealized appreciation	$5,439,118
Gross unrealized depreciation	(1,733,312)
Net unrealized appreciation	$3,705,806

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2007.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements.

12

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

13

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Variable Trust
and Shareholders of Eaton Vance VT Worldwide Health Sciences Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Worldwide Health Sciences Fund (the "Fund") (one of the series of Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 16, 2007.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

14

Eaton Vance VT Worldwide Health Sciences Fund as of December 31, 2007

FEDERAL TAX INFORMATION

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of capital gains dividends.

Capital Gains Dividends. The Fund designates $206,765 as a capital gain dividend.

15

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the

16

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met eleven times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met thirteen, fourteen and nine times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance VT Worldwide Health Sciences Fund (the "Fund") with OrbiMed Advisors LLC (the "Adviser") as well as the administrative services agreement of the Fund with Eaton Vance Management (the "Administrator"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the administrative services agreement.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the administrative services agreement, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Administrator.

The Board considered the Adviser's and the Administrator's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board noted the Adviser's experience in managing health sciences portfolios and the experience of the 23 professional and nine support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Fund and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Fund. The Board reviewed the compliance programs of the Adviser, the Administrator and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and Administrator and their affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the administrative services agreement, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2006 for the Fund. The Board noted that the Fund has underperformed its peers and that the Adviser is taking steps to improve performance. The Board concluded that it would be appropriate to allow additional time to evaluate the effectiveness of these actions.

17

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the advisory fee includes a performance-based component that is intended to align the interests of the Adviser with the interests of shareholders.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and their respective affiliates in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by the Adviser or the Administrator without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser or the Administrator in connection with their relationships with the Fund, including the benefits to the Adviser of research services that may be available as a result of securities transactions effected for the Fund and other investment advisory clients and the benefits to the Administrator and its affiliates of payments by the Adviser to an affiliate of the Administrator to support marketing of the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and the Administrator, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and the Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the investment advisory fee, which includes breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

18

Eaton Vance VT Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "OrbiMed" refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Since 2007	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Since 2000	President, Chief Executive Officer and Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

19

Eaton Vance VT Worldwide Health Sciences Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 2000	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Samuel D. Isaly 3/12/45	Vice President	Since 2000	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2000	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVM, BMR, EVD, EVC and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

20

Administrator of Eaton Vance VT Worldwide Health Sciences Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Adviser of Eaton Vance VT Worldwide Health Sciences Fund
OrbiMed Advisors LLC

767 3rd Avenue
New York, NY 10017

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance VT Worldwide Health Sciences Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

  VTHSSRC

Annual Report December 31, 2007

EATON VANCE
VT
LARGE-CAP
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at www.sec.gov.

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

management’s discussion of fund performance

Michael R. Mach, CEA

Portfolio Manger

Economic and Market Conditions

• Broad equity markets finished the period from March 30, 2007, to December 31, 2007, with respectable gains. The second and third fiscal quarters of 2007 were marked by broad-based gains, despite increased volatility, but were followed by a fourth quarter that saw negative returns for several of the major equity indexes. Troubles with subprime mortgages and the U.S. housing crisis rattled the financial markets, leading to concerns of an economic slowdown. Despite the Federal Reserve’s decision to lower interest rates during the second half of 2007, volatility in the equity and fixed income markets continued through year-end.

• For the period from March 30, 2007, to December 31, 2007, seven of the ten major sectors within the Russell 1000 Value Index registered positive returns. Energy, consumer staples, utilities, and industrials were the top-performing Russell 1000 Value Index sectors during the period, while the financials, consumer discretionary, and information technology sectors produced the weakest performance with negative returns.(2)

• On average during the period from March 30, 2007, to December 31, 2007, large-capitalization stocks out-performed small-capitalization stocks and growth-style investments reversed course to outperform value-style investments.

Management Discussion

• For the period from inception on March 30, 2007, to December 31, 2007, seven out of 10 sectors in VT Large-Cap Value Fund had positive absolute returns and outperformed the Russell 1000 Value Index. The sectors that contributed the most to relative outperformance for the period were the financial, information technology, energy, and industrial sectors. The health care and consumer staples sectors detracted from performance relative to the benchmark.(2)

• Stock selection was the primary contributor to VT Large-Cap Value Fund’s relative outperformance. The added value and outperformance came from investing in stronger-performing names within most sectors, rather than having significant over- or underweights in each sector.

Eaton Vance VT Large-Cap Value Fund
Total Return Performance 3/30/07 – 12/31/07

Eaton Vance VT Large-Cap Value Fund(1)	6.30%
Russell 1000 Value Index(2)	-1.40
Lipper Large-Cap Value Funds Average(2)	1.23

(1)   There is no sales charge. Insurance-related charges are not included in the calculations of returns. Such expenses would reduce the overall returns shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Absent a voluntary allocation of certain expenses to the investment adviser, the return would have been lower.

(2)   It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Russell 1000 Value Index is a broad-based index of value stocks. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. In addition, portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

fund composition

Common Stock Investments by Sector*

By net assets

* As a percentage of Fund net assets as of 12/31/07.

Top Ten Equity Holdings**
By net assets

AT&T, Inc.	0.1%
JPMorgan Chase & Co.	0.1
International Business Machines Corp.	0.1
Occidental Petroleum Corp.	0.1
Verizon Communications, Inc.	0.1
Hewlett-Packard Co.	0.1
Hess Corp.	0.1
ConocoPhillips	0.1
Ameriprise Financial, Inc.	0.1
American International Group, Inc.	0.1

**Top Ten Equity Holdings represented 1.0% of Fund net assets as of 12/31/07.

2

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

fund performance

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged index of value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the Russell 1000 Value Index. The table includes the total return of the Fund at net asset value. There is no sales charge. The performance presented below does not reflect the deduction of insurance-related charges or of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

*      Source: Thomson Financial. Investment operations commenced on 3/30/07.

The graph does not reflect the deduction of insurance-related charges or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index’s total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. Index performance is available as of month-end only.

Performance(1)

Cumulative Total Returns at net asset value
Life of Fund†	6.30%

†Inception Date – 3/30/07

(1)   The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Absent a voluntary allocation of certain expenses to the investment adviser, the return would have been lower.

Total Annual
Operating Expenses(2)

Expense Ratio	1.29%

(2)From the Fund’s prospectus dated 5/1/07.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 – December 31, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed annual rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy ("variable contracts") (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of owning different funds. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Large-Cap Value Fund

	Beginning Account Value (7/1/07)	Ending Account Value (12/31/07)	Expenses Paid During Period* (7/1/07 – 12/31/07)
Actual	$1,000.00	$1,008.50	$6.63	**
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,018.60	$6.67	**

* Expenses are equal to the Fund's annualized expense ratio of 1.31% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2007. Expenses shown do not include insurance-related charges.

** Absent a voluntary allocation of certain expenses to the investment adviser, the expenses would have been higher.

4

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS

Common Stocks — 4.3%
Security	Shares	Value
Aerospace & Defense — 0.2%
General Dynamics Corp.	179	$15,929
Lockheed Martin Corp.	145	15,263
United Technologies Corp.	172	13,165
		$44,357
Auto Components — 0.0%*
Johnson Controls, Inc.	256	$9,226
		$9,226
Capital Markets — 0.3%
Ameriprise Financial, Inc.	373	$20,556
Bank of New York Mellon Corp. (The)	272	13,263
Goldman Sachs Group, Inc.	82	17,634
Morgan Stanley	320	16,995
		$68,448
Chemicals — 0.0%*
Air Products and Chemicals, Inc.	60	$5,918
		$5,918
Commercial Banks — 0.1%
PNC Financial Services Group, Inc.	109	$7,156
U.S. Bancorp	160	5,078
Wells Fargo & Co.	411	12,408
		$24,642
Communications Equipment — 0.1%
Nokia Oyj ADR	403	$15,471
		$15,471
Computer Peripherals — 0.2%
Hewlett-Packard Co.	466	$23,524
International Business Machines Corp.	224	24,214
		$47,738
Diversified Financial Services — 0.2%
Bank of America Corp.	360	$14,854
JPMorgan Chase & Co.	566	24,706
		$39,560

Security	Shares	Value
Diversified Telecommunication Services — 0.2%
AT&T, Inc.	611	$25,393
Verizon Communications, Inc.	547	23,898
		$49,291
Electric Utilities — 0.1%
Edison International	368	$19,640
		$19,640
Energy Equipment & Services — 0.1%
Transocean, Inc.(1)	105	$15,031
		$15,031
Food & Staples Retailing — 0.2%
CVS Caremark Corp.	135	$5,366
Kroger Co. (The)	450	12,019
Safeway, Inc.	340	11,631
Wal-Mart Stores, Inc.	175	8,318
		$37,334
Food Products — 0.1%
Kraft Foods, Inc., Class A	163	$5,319
Nestle SA	44	20,204
		$25,523
Health Care Providers & Services — 0.0%*
Aetna, Inc.	164	$9,468
		$9,468
Hotels, Restaurants & Leisure — 0.0%*
McDonald's Corp.	126	$7,423
		$7,423
Household Products — 0.0%*
Kimberly-Clark Corp.	100	$6,934
		$6,934
Independent Power Producers & Energy Traders — 0.1%
Mirant Corp.(1)	387	$15,085
NRG Energy, Inc.(1)	375	16,252
		$31,337

See notes to financial statements
5

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Industrial Conglomerates — 0.0%*
General Electric Co.	260	$9,638
		$9,638
Insurance — 0.4%
American International Group, Inc.	351	$20,463
Chubb Corp.	298	16,265
Hartford Financial Services Group, Inc.	187	16,305
Lincoln National Corp.	165	9,606
Prudential Financial, Inc.	150	13,956
Travelers Cos., Inc. (The)	369	19,852
		$96,447
Machinery — 0.2%
Deere & Co.	209	$19,462
Eaton Corp.	134	12,991
		$32,453
Media — 0.1%
Time Warner, Inc.	1,110	$18,326
Walt Disney Co.	288	9,297
		$27,623
Metals & Mining — 0.2%
Alcoa, Inc.	190	$6,944
BHP Billiton, Ltd. ADR	190	13,308
Freeport-McMoRan Copper & Gold, Inc., Class B	154	15,776
		$36,028
Multiline Retail — 0.0%*
JC Penney Co., Inc.	115	$5,059
		$5,059
Multi-Utilities — 0.1%
Public Service Enterprise Group, Inc.	151	$14,834
		$14,834
Oil, Gas & Consumable Fuels — 0.7%
Anadarko Petroleum Corp.	188	$12,350
Apache Corp.	141	15,163
Chevron Corp.	175	16,333

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	250	$22,075
Exxon Mobil Corp.	198	18,551
Hess Corp.	221	22,290
Occidental Petroleum Corp.	313	24,098
Valero Energy Corp.	177	12,395
XTO Energy, Inc.	195	10,015
		$153,270
Pharmaceuticals — 0.3%
Abbott Laboratories	154	$8,647
Johnson & Johnson	175	11,673
Pfizer, Inc.	870	19,775
Wyeth	343	15,157
		$55,252
Real Estate Investment Trusts (REITs) — 0.1%
AvalonBay Communities, Inc.	81	$7,625
Boston Properties, Inc.	53	4,866
Simon Property Group, Inc.	81	7,036
		$19,527
Road & Rail — 0.1%
Burlington Northern Santa Fe Corp.	216	$17,978
		$17,978
Specialty Retail — 0.1%
Staples, Inc.	227	$5,237
TJX Companies, Inc. (The)	331	9,510
		$14,747
Textiles, Apparel & Luxury Goods — 0.0%*
Nike, Inc., Class B	115	$7,388
		$7,388
Tobacco — 0.1%
Altria Group, Inc.	213	$16,099
		$16,099

See notes to financial statements
6

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Wireless Telecommunication Services — 0.0%*
Vodafone Group PLC ADR	132	$4,926
		$4,926
Total Common Stocks (identified cost $910,873)		$968,610
Total Investments — 4.3% (identified cost $910,873)		$968,610
Other Assets, Less Liabilities — 95.7%		$21,726,333
Net Assets — 100.0%		$22,694,943

ADR - American Depository Receipt

(1)  Non-income producing security.

*  Less than 0.05%.

See notes to financial statements
7

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2007

Assets
Investments, at value (identified cost, $910,873)	$968,610
Cash	48,705
Receivable for investments sold	14,737
Receivable for Fund shares sold	21,696,537
Receivable from the investment adviser	57,453
Dividends and interest receivable	1,832
Tax reclaims receivable	46
Total assets	$22,787,920
Liabilities
Payable for investments purchased	$29,246
Payable to affiliate for investment advisory fee	518
Payable to affiliate for distribution fees	207
Payable for shareholder servicing fees	49
Accrued expenses	62,957
Total liabilities	$92,977
Net Assets	$22,694,943
Sources of Net Assets
Paid-in capital	$22,651,817
Accumulated net realized loss (computed on the basis of identified cost)	(19,870)
Accumulated undistributed net investment income	5,256
Net unrealized appreciation (computed on the basis of identified cost)	57,740
Total	$22,694,943
Net Asset Value, Offering Price and Redemption Price Per Share
($22,694,943 ÷ 2,135,004 shares of beneficial interest outstanding)	$10.63

Statement of Operations

For the Period Ended
December 31, 2007(1)

Investment Income
Dividends (net of foreign taxes, $72)	$10,656
Interest	1,150
Total investment income	$11,806
Expenses
Investment adviser fee	$3,349
Shareholder servicing fees	261
Distribution fees	1,340
Legal and accounting services	36,994
Custodian fee	26,684
Transfer and dividend disbursing agent fees	6,500
Printing and postage	610
Miscellaneous	1,214
Total expenses	$76,952
Deduct — Reduction of custodian fee	$35
Allocation of expenses to the investment adviser	69,955
Total expense reductions	$69,990
Net expenses	$6,962
Net investment income	$4,844
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(19,455)
Foreign currency transactions	(3)
Net realized loss	$(19,458)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$57,737
Foreign currency	3
Net change in unrealized appreciation (depreciation)	$57,740
Net realized and unrealized gain	$38,282
Net increase in net assets from operations	$43,126

(1)  For the period from the start of business, March 30, 2007, to December 31, 2007.

See notes to financial statements
8

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended December 31, 2007(1)
From operations —
Net investment income	$4,844
Net realized loss from investment and foreign currency transactions	(19,458)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	57,740
Net increase in net assets from operations	$43,126
Transactions in shares of beneficial interest — Proceeds from sale of shares	$22,795,261
Cost of shares redeemed	(143,444)
Net increase in net assets from Fund share transactions	$22,651,817
Net increase in net assets	$22,694,943
Net Assets
At beginning of period	$—
At end of period	$22,694,943
Accumulated undistributed net investment income included in net assets
At end of period	$5,256

(1)  For the period from the start of business, March 30, 2007, to December 31, 2007.

See notes to financial statements
9

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Period Ended December 31, 2007(1)(2)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment income	$0.072
Net realized and unrealized gain	0.558
Total income from operations	$0.630
Net asset value — End of period	$10.630
Total Return(3)	6.30	%(6)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$22,695
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.30	%(4)(5)
Expenses after custodian fee reduction	1.29	%(4)(5)
Net investment income	0.90	%(4)
Portfolio Turnover	42%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, March 30, 2007, to December 31, 2007.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Annualized.

(5)  The investment adviser subsidized certain operating expenses (equal to 12.96% of average daily net assets for the period ended December 31, 2007). Absent this subsidy, total return would be lower.

(6)  Not annualized.

See notes to financial statements
10

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance VT Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust) and commenced operations on March 30, 2007. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to seek total return. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,964 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015.

Additionally, at December 31, 2007, the Fund had net capital losses of $6,535, attributable to security transactions incurred after October 31, 2007. These net

11

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2008.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund's initial year of operations from the start of business, March 30, 2007 to December 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest all distributions in shares of the Fund at the net asset value on the ex-dividend date, or, if an election is made on behalf of a separate account, to receive some or all of the distribution in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

12

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

During the period from the start of business, March 30, 2007, to December 31, 2007, accumulated net realized loss was increased by $412 and accumulated undistributed net investment income was increased by $412 due to differences between book and tax accounting, primarily for investments in real estate investment trusts and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2007, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$5,256
Capital loss carryforward and post October losses	$(15,499)
Net unrealized appreciation	$53,369

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at the annual rate of 0.625% of the Fund's average daily net assets up to $2 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. For the period from the start of business, March 30, 2007, to December 31, 2007, the fee amounted to $3,349. Pursuant to a voluntary expense reimbursement, the investment adviser was allocated $69,955 of the Fund's operating expenses for the period from the start of business, March 30, 2007, to December 31, 2007. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund's principal underwriter and a subsidiary of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisory fee. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan allows the Fund to pay EVD a distribution fee of 0.25% per annum of its average daily net assets for the sale and distribution of Fund shares. Distribution fees for the period from the start of business, March 30, 2007, to December 31, 2007 amounted to $1,340. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5  Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan ("Servicing Plan"). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its shares that are subject to shareholder servicing agreements. No shareholder servicing fees are levied on shares owned by EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. For the period from the start of business, March 30, 2007, to December 31, 2007, shareholder servicing fees were equivalent to 0.05% per annum of the Fund's average daily net assets and amounted to $261.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,221,437 and $290,695, respectively, for the period from the start of business, March 30, 2007, to December 31, 2007.

13

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). At December 31, 2007, EVM and a separate account of an insurance company owned approximately 2% and 98%, respectively, of the outstanding shares of the Fund. Transactions in Fund shares were as follows:

Period Ended December 31,2007(1)
Sales	2,148,351
Redemptions	(13,347)
Net increase	2,135,004

(1)  For the period from the start of business, March 30, 2007, to December 31, 2007.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$915,244
Gross unrealized appreciation	$78,610
Gross unrealized depreciation	(25,244)
Net unrealized appreciation	$53,366

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the period from the start of business, March 30, 2007, to December 31, 2007.

10  Recently Issued Accounting Pronouncement

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

14

Eaton Vance VT Large-Cap Value Fund as of December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Variable Trust
and Shareholders of Eaton Vance VT Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Large-Cap Value Fund (the "Fund") (one of the series of Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, March 30, 2007, to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Large-Cap Value Fund as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, March 30, 2007, to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2008

15

Eaton Vance VT Large-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that in order for a fund to enter into an investment advisory agreement with an investment adviser, the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the fund ("Independent Trustees"), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on November 13, 2006, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of the Eaton Vance VT Large-Cap Value Fund (the "Fund") with Eaton Vance Management (the "Adviser"). The Board reviewed information furnished for the November 2006 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•  The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;

•  Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management

•  Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;

•  Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the Fund's brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;

•  The procedures and processes to be used to determine the fair value of Fund assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•  Reports detailing the financial results and condition of the Adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates, on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and Fund accountants by the Adviser (which is also the administrator); and

•  The terms of the advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund's investment advisory agreement with the Adviser, as well as the administrative services agreement of the Fund with Eaton Vance Management ("Administrator"), including their fee structures, are in

16

Eaton Vance VT Large-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement and the administrative services agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the administrative services agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and the Administrator.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments to be held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund in the complex by senior management. Further, the Board noted that the Adviser has extensive experience managing the portfolio of another Eaton Vance Fund with substantially the same investment objective and investment policies as the Fund.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and administrative services agreement, respectively.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative services fee rates, to be payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fee (including administrative services fees) and estimated expense ratio for a one-year period. The Board also considered the fact that the Administrator has agreed to waive its administrative fee in its entirety going forward.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and Administrator, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund can be expected to share such benefits equitably.

17

Eaton Vance VT Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "OrbiMed" refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Since 2007	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust.	175	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	177	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Norton H. Reamer 9/21/35	Trustee	Since 2000	President, Chief Executive Officer and Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

18

Eaton Vance VT Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	175	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 2000	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Samuel D. Isaly 3/12/45	Vice President	Since 2000	Managing Partner of OrbiMed. Officer of 4 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 57 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2000	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Deputy Chief Legal Officer and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

John A. Pelletier 6/24/64	Chief Legal Officer	Since 2007	Vice President and Chief Legal Officer of EVM, BMR, EVD, EVC and EV. Previously, Chief Operating Officer and Executive Vice President (2004-2007) and General Counsel (1997-2004) of Natixis Global Associates. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

19

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance VT Large-Cap Value Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance VT Large-Cap Value Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance VT Large-Cap Value Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

VTLCVSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s respective fiscal years ended December 31, 2006 and December 31, 2007 by each principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.  For certain series, Pricewaterhouse Coopers was the principal accountant for the fiscal years ended 2006. For the fiscal years ended 2007, for certain Series, Pricewaterhouse Coopers was replaced by D&T.

VT Floating-Rate Fund

Fiscal Years Ended	12/31/2006	12/31/2007

Audit Fees	$28,540	34,280

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$6,650	$6,883

All Other Fees(3)	$0	$0

Total	$35,190	$41,163

VT Worldwide Health Sciences Fund

Fiscal Years Ended	12/31/2006	12/31/2007

Audit Fees	$25,100	$24,000

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$3,275	$5,800

All Other Fees(3)	$0	$0

Total	$28,375	$29,800

VT Large-Cap Value Fund

Fiscal Years Ended	12/31/2007

Audit Fees	$31,000

Audit-Related Fees(1)	$0

Tax Fees(2)	$5,800

All Other Fees(3)	$0

Total	$36,800

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

The Funds, comprising all of the series of the Trust, have the same fiscal year end (December 31).  The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the series in the Trust by each series’ respective principal accountant of each series for the last two fiscal years of each series. For certain series, Pricewaterhouse Coopers was the principal accountant for the fiscal years ended 2006. For the fiscal years ended 2007, for certain Series, Pricewaterhouse Coopers was replaced by D&T.

	12/31/06		12/31/07
Fiscal Years Ended	PricewaterhouseCoopers LLP	Deloitte & Touche LLP	PricewaterhouseCoopers LLP	Deloitte & Touche LLP

Audit Fees	$22,900	$25,565	$0	$89,280

Audit-Related Fees(1)	$0	$0	$0	$0

Tax Fees(2)	$3,100	$6,405	$0	$18,483

All Other Fees	$0	$0	$0	$0

Total	$26,000	$31,970	$0	$107,763

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended December 31, 2006 and December 31, 2007, $35,000 was billed each fiscal year by D&T, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last two fiscal years of each Series. For the fiscal years ended 2007, for certain Series, Pricewaterhouse Coopers was replaced by D&T.

	12/31/06		12/31/07
Fiscal Years Ended	PricewaterhouseCoopers LLP	Deloitte & Touche LLP	PricewaterhouseCoopers LLP	Deloitte & Touche LLP

Registrant(1)	$66,675	$42,225	$0	$18,483

Eaton Vance(2)	$100,698	$69,600	$0	$281,446

(1)	Includes all of the Series in the Trust.

(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Variable Trust

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.,
President

Date:	February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 15, 2008

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.,
President

Date:	February 15, 2008